                                               SEMIANNUAL REPORT | June 30, 2002


                                                                      The Strong

                                                                           Value

                                                                           Funds




                                               [PHOTO]




          Strong All Cap Value Fund

           Strong Dow 30 Value Fund

    Strong Mid Cap Disciplined Fund

        Strong Multi Cap Value Fund

    Strong Small Company Value Fund

        Strong Strategic Value Fund

        Strong Dividend Income Fund











                                                                  [STRONG LOGO]

                                               SEMIANNUAL REPORT | June 30, 2002


                                                                      The Strong

                                                                           Value

                                                                           Funds


Table of Contents

Investment Reviews

   Strong All Cap Value Fund .........................    2
   Strong Dow 30 Value Fund ..........................    4
   Strong Mid Cap Disciplined Fund ...................    6
   Strong Multi Cap Value Fund .......................    8
   Strong Small Company Value Fund ...................   10
   Strong Strategic Value Fund .......................   12
   Strong Dividend Income Fund .......................   14

Financial Information

   Schedules of Investments in Securities
     Strong All Cap Value Fund .......................   16
     Strong Dow 30 Value Fund ........................   17
     Strong Mid Cap Disciplined Fund .................   18
     Strong Multi Cap Value Fund .....................   20
     Strong Small Company Value Fund .................   22
     Strong Strategic Value Fund .....................   23
     Strong Dividend Income Fund .....................   25
   Statements of Assets and Liabilities ..............   28
   Statements of Operations ..........................   31
   Statements of Changes in Net Assets ...............   34
   Notes to Financial Statements .....................   36

Financial Highlights .................................   44

Directors and Officers ...............................   48

A Few Words From Dick Strong
--------------------------------------------------------------------------------

[PHOTO]


Market Update -- December 31, 2001 to June 30, 2002

As investors working our way through the aftermath of the Bubble of 2000, we must all remember the values and considerations that guide a serious investor. Four important facts to remember are:

1. The stock market is one of the backbones of America's economy and way of life.

2. According to the Ibbotson Associates 2002 Yearbook, between January 1, 1927, and December 31, 2001, stocks returned 10.7% annually.

3. Even though the stock market soared during a good part of the 1990s, the market's recent sharp decline has pulled down the average return from stocks to a level much closer to the long-term return from stocks. From January 1, 1990, through July 31, 2002, the S&P 500(R) Index Average delivered a 10.2% rate of return.

4. Financial markets are cyclical and are driven by the emotions of greed and fear.

Investors are questioning how to deal with the stock-market correction, wondering if they should "ride it out" and whether reason will once again prevail in the markets. Each investor's decision is a personal one. The foundation of the decision should be based upon the facts that America is the greatest wealth-creating machine in the history of mankind, that the U.S. has historically created stock-market wealth at over 10% per year, and that the financial markets are cyclical.

There are periods of euphoria when greed is the operative word. And then, sure as night follows day, the euphoric periods are followed by a collapse. The stock market operates in a manic-depressive manner. The ups and downs are a natural part of capitalism. The investors who invariably make out well are those who understand that the stock market is cyclical and can tolerate its moods. As a result, they tend to add to their holdings when the market is down and reduce holdings when things are euphoric.

This is why in many previous shareholder letters, Strong Financial has advocated a balanced approach to investing. When the stock market drops, the proportion of stocks relative to bonds in a portfolio drops. A true investor should then consider shifting money from bonds into stocks to maintain the appropriate balance between stocks and bonds. This periodic rebalancing after market moves should, in the long run, have a beneficial impact on family wealth-creation.

It is imperative that investors consider the overall health of the U.S. economy when structuring an investment portfolio. Presently, it appears that the U.S. economy's real GDP (Gross Domestic Product) should grow at approximately 2.5% to 3.0% in 2002 and between 2.5% to 3.5% in 2003. To put this into perspective, since 1945, the U.S. economy's real GDP has averaged 3.4% per year.

Accounting and business practices are being scrutinized and tightened up. A few companies' practices were lax during the last decade and are now being fixed. The United States has a self-cleansing system that is the envy of the world. And it is working.

During the current cyclical market retreat, all of us must remember that America is the greatest wealth-creating mechanism in the history of the world. Investment programs based on patience and persistence have historically paid off. There is an excellent chance that three years from now, the stock-market levels of the summer of 2002 will look to have been an attractive buying opportunity.


                                                                        /s/ Dick




Performance is historical and does not represent future results.

Strong All Cap Value Fund
================================================================================

The Fund commenced operations on March 28, 2002.

Your Fund's Approach

The Strong All Cap Value Fund seeks capital growth. The Fund invests, under normal conditions, at least 80% of its net assets in stocks of small-, medium-, and large-capitalization companies that the Fund's manager believes are undervalued relative to the market based on earnings, cash flow, or asset value. The Fund may also invest up to 30% of its net assets in foreign securities. The manager may sell a stock when the manager believes fundamental changes will hurt the company over the long term or when its price becomes excessive. The Fund may use derivatives to attempt to manage market or business risk or to seek to enhance the Fund's return.



Top Five Sectors As of 6-30-02
--------------------------------------------------------------------------------
Sector                                                    % of Net Assets
Energy                                                              32.1%
Technology                                                          17.2%
Basic Material                                                      16.1%
Capital Equipment                                                    9.3%
Healthcare                                                           5.7%



Top Five Industries As of 6-30-02
--------------------------------------------------------------------------------
Industry                                                  % of Net Assets
Oil & Gas -- Field Services                                         12.0%
Oil & Gas -- United States Exploration & Production                  9.9%
Metal Ores -- Miscellaneous                                          9.0%
Oil & Gas -- Canadian Integrated                                     4.0%
Pollution Control -- Equipment                                       3.6%

The Fund's prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest ("Percentage Restrictions"). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund's assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund's continued holding of the security will not constitute a violation of the Percentage Restriction.


Q: What market conditions, market events, and other factors impacted your Fund's performance?

A: The rebound in U.S. corporate profits that began in December 2001 continued in the first quarter of 2002, fueled by low interest rates, low energy prices, declining unit labor costs, and restocking of inventories. Additionally, U.S. profit growth was aided by a number of temporary factors such as tax rebates, tax refunds, home-mortgage refinancing, and a warm winter.

   However, by April (near the time of this Fund's inception), the pace of economic recovery began to slow as the temporary lifts to consumer spending started to fade. The second quarter ended with the U.S. economic recovery stalling, but with some indicators suggesting a reacceleration to come in the third quarter.

   Stocks have fallen sharply since the Fund's inception, despite an upturn in corporate profitability. In particular, recent financial scandals have helped to breed a lack of trust among investors, leading to more conservative valuations in the stock market.

Q:   How did your Fund perform?

A: The Fund commenced its operations during a difficult period, and largely as a result of broader market trends, its performance for the period ended June 30, 2002 was negative. Though disappointing, these results did outpace those of the S&P 500 Index.

Q:   What investment strategies and techniques impacted your Fund's performance?

A: In general, the Fund benefited from positions in basic materials, energy, and financial services. Gold stocks appreciated steadily from April through June, spurred by the weakening U.S. dollar, a reduction in hedging by gold producers, heightened conflict in the Middle East, and weak equity markets. Energy stocks benefited from rising prices for crude oil and natural gas. Holdings among technology and telecommunications stocks had a negative impact on returns, though the Fund's more favorable holdings still allowed it to outperform when being compared to its broad-based benchmark, the S&P 500 Index.

Q:   What is your future outlook?

A: We are cautious with regard to the prospects for the overall equity market in the near term. While the bottom of this bear market may be drawing ever closer, we are mindful that the bottom could be event-driven, or it could be a drawn-out decline due to continued lackluster corporate profitability.

     So far, consumer and government spending have been holding up the economy, while corporate capital spending has remained sluggish. In the coming months, we will be monitoring trends in consumer and corporate spending closely. At this point, it is too early to call a recovery or a bottom to the current cycle. A careful, prudent stance remains appropriate.

     While we are cautious in our outlook, we want to emphasize that we believe these are good times for value investing. Bargain shoppers delight in finding products selling way below retail price; value stock investors feel much the same way upon finding great companies at low valuations. Historically, stocks in the value style tend to outperform growth stocks at those times when investors are more cautious, focusing on valuations and fundamentals. We believe that we are still in the early stages of a multiyear period in which value stocks may outperform growth stocks.

     Thank you for your investment in the Strong All Cap Value Fund.

     I. Charles Rinaldi
     Portfolio Manager


Total Return/1/
As of 6-30-02
-------------------------------------
   Since Fund Inception        -10.70%
   (3-28-02)

Equity funds are volatile investments and should only be considered for long-term goals.

     Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or a loss when you sell shares.

/1/ Total return is not annualized and measures aggregate change in the value of an investment in the Fund, assuming reinvestment of dividends and capital gains. The Fund's performance, especially for very short periods, should not be the sole factor in making your investment decisions.
                                                                               3

Strong Dow 30 Value Fund
================================================================================

Your Fund's Approach

The Strong Dow 30 Value Fund seeks capital growth. The Fund invests in the 30 blue-chip companies that make up the Dow Jones Industrial Average/SM/ (DJIA)./1/ The Fund indexes half of its assets to the DJIA by maintaining price-weighted positions in each of the 30 DJIA companies' securities. In this way, this portion of the Fund's portfolio will seek to approximate the price-weighted total return of these companies. In addition, the Fund will invest between 30% and 50% of its net assets in certain securities of the DJIA using valuation measures that help identify those stocks in the DJIA that appear to offer the greatest potential for gains. These valuation measures include dividend yields, price/earnings (P/E) ratios, cash flows, discounted cash flows, value of discounted dividends, P/E ratios to growth rates, earnings momentum, and earnings revisions. The Fund will invest up to 20% of its net assets in cash and short-term, investment-grade, fixed-income securities. Generally, the Fund will not have a position in any company greater than 10% of the Fund's net assets. The manager may sell a holding from the actively managed portion of the portfolio when it no longer fits the selection criteria.

                    Growth of an Assumed $10,000 Investment+
                            From 12-31-97 to 6-30-02

                             [CHARTS APPEARS HERE]

                       Dow Jones       Lipper
        The Strong    Industrial      Large-Cap
          Dow 30      Average/SM/    Value Funds
        Value Fund      (DJIA)*         Index*
        ----------    -----------    -----------
Dec 97   $10,000        $10,000        $10,000
Mar 98   $11,127        $11,172        $11,147
Jun 98   $11,273        $11,411        $11,276
Sep 98   $10,065        $10,048        $10,028
Dec 98   $11,611        $11,813        $11,824
Mar 99   $12,444        $13,643        $12,102
Jun 99   $13,978        $14,227        $13,152
Sep 99   $13,084        $13,461        $12,081
Dec 99   $14,499        $15,023        $13,099
Mar 00   $14,132        $14,312        $13,118
Jun 00   $13,612        $13,729        $12,838
Sep 00   $13,765        $14,054        $13,306
Dec 00   $13,811        $14,290        $13,355
Mar 01   $12,644        $13,138        $12,319
Jun 01   $13,422        $14,022        $12,867
Sep 01   $11,354        $11,868        $11,230
Dec 01   $12,804        $13,510        $12,209
Mar 02   $13,298        $14,086        $12,444
Jun 02   $11,908        $12,577        $11,098

+This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Dow Jones Industrial Average/SM/ (DJIA) and the Lipper Large-Cap Value Funds Index. Results include the reinvestment of dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares.

 The Fund's prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest ("Percentage Restrictions"). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund's assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or
 (3) the pricing or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund's continued holding of the security will not constitute a violation of the Percentage Restriction.

Q: What market conditions, market events, and other factors impacted your Fund's performance?

A: During the first two months of this year, the stock market was essentially in a tug-of-war between the fear of accounting issues and the reality that the economic downturn was ending. February's economic reports became increasingly positive, only to be offset by additional reports of questionable corporate accounting. The tenor of the market was one of indecision and uncertainty, rather than outright pessimism. Stock prices began to improve in March, when there was a deluge of strong economic reports and positive comments from Fed chairman Alan Greenspan. Investors shifted their attention away from the accounting issues to participating in the new economic recovery.

    In the second quarter, however, the markets went into a general decline, driven more by emotional factors than fundamental news. Economic reports continued to confirm that the economy was in a sustainable recovery. Growth slowed somewhat, but employment, income, consumer spending, and production were all on the rise. The housing market remained strong, durable goods orders continued their increase, and there were even early signs of recovery in capital spending by corporations. Even such a string of positive news was not sufficient, however, to overcome concerns about improprieties in some companies' accounting, lingering fears of terrorism, and tensions in the Middle East.

Q:  How did your Fund perform?

A: In this challenging environment, the Dow 30 Value Fund's performance tracked very closely with that of the Dow Jones Industrial Average, and placed it ahead of its peer group, the Lipper Large-Cap Value Funds Index. Nonetheless, the Fund posted a loss for the first half of the year.

Q:  What investment strategies and techniques impacted your Fund's performance?

A: Over the six months ended June 30, 2002, we made few changes to the investments in the Strong Dow 30 Value Fund. We began to anticipate an economic recovery last fall, and at that time we positioned the Fund to emphasize those sectors that we believed would likely benefit most from such a recovery. These included holdings in aerospace -- which may benefit from increased defense spending -- and paper. We believe these investments offer the potential for meaningful capital appreciation.

Q:  What is your future outlook?

A: We believe there are a number of reasons to expect higher stock prices over the months ahead. The economy appears poised to continue to grow in the second half of the year, with additional signs of a recovery in sluggish capital spending. The Federal Reserve is unlikely to raise interest rates before late this year or sometime next, allowing the favorable interest-rate environment to persist.

    We believe that most U.S. companies have moved toward conservative accounting practices or are in the process of doing so, meaning that corporate reporting should be more transparent in quarters to come. It now appears that corporate boards, regulators, and auditors are being more assertive in seeking out any questionable reporting or potential fraud. Reforms in accounting and corporate governance are underway. In time, we believe all these steps will help to restore investor confidence in the marketplace.

    Our primary focus for the balance of this year will be to invest in the companies that we believe will be able to profit from the modest economic recovery and resulting improvement in corporate profits. We intend to remain broadly diversified, as we feel most sectors of the economy will be improving in the second half of the year. Among the sectors we believe may perform best are consumer-oriented stocks, which should benefit from the resilience of spending by individuals, and defense stocks, which are being bolstered by higher levels of military spending. Also, we believe large multinational corporations will improve along with the economies of Europe and Asia.

    We appreciate your continued investment in the Strong Dow 30 Value Fund.

    Karen E. McGrath
    Portfolio Manager


Average Annual Total Returns

As of 6-30-02
------------------------------------

     1-year                  -11.28%

     3-year                   -5.20%

     Since Fund Inception      3.96%
     (12-31-97)

Equity funds are volatile investments and should only be considered for long-term goals.


   From time to time, the Fund's advisor has waived its management fee and/or absorbed Fund expenses, which has resulted in higher returns.

/1/Dow Jones/SM/, Dow Jones Industrial Average/SM/, Dow 30/SM/, The Dow/SM/, and DJIA/SM/ are service marks of Dow Jones & Company, Inc. and have been licensed for use for certain purposes by the Strong Dow 30 Value Fund. The Strong Dow 30 Value Fund is not sponsored, endorsed, sold, or promoted by Dow Jones, and Dow Jones makes no representation regarding the advisability of investing in the Fund.

   The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, the Fund is more exposed to individual stock volatility and market pressure than a fully diversified fund.

  *The DJIA is an unmanaged index generally representative of the U.S. stock market. The Lipper Large-Cap Value Funds Index is an equally weighted performance index of the largest qualifying funds in this Lipper category. Source of the DJIA index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

Strong Mid Cap Disciplined Fund
================================================================================

Your Fund's Approach

The Strong Mid Cap Disciplined Fund seeks capital growth. It invests, under normal conditions, at least 80% of its net assets in stocks of medium-capitalization companies that the Fund's manager believes present attractive opportunities, but have not been widely recognized by investment analysts or the financial press. The Fund defines "medium-capitalization companies" as companies with a market capitalization substantially similar to that of companies in the Russell Midcap/(R)/ Index at the time of investment. To identify these companies, the manager engages in in-depth, first-hand research. Visits with members of a company's management team are often an integral part of this process. The goal of the manager's research is to identify companies that are undervalued or have growth potential that is not currently reflected in the companies' stock prices. The Fund may also invest up to 25% of its net assets in foreign securities, and it may utilize an active trading approach. The manager may sell a stock when changes in its price or growth potential no longer make it an attractive investment. The Fund may use derivatives to attempt to manage market or business risk or to seek to enhance the Fund's return.


   Growth of an Assumed $10,000 Investment+
           From 12-31-98 to 6-30-02

                  [CHART APPEARS HERE]

        The Strong                   Lipper
         Mid Cap       Russell       Mid-Cap
       Disciplined    Midcap/(R)/  Value Funds
           Fund         Index*        Index*

Dec 98   $10,000      $10,000        $10,000
Mar 99   $11,740      $ 9,953        $ 9,603
Jun 99   $12,880      $11,034        $10,836
Sep 99   $11,420      $10,085        $10,041
Dec 99   $13,520      $11,823        $11,194
Mar 00   $15,580      $13,016        $11,654
Jun 00   $14,920      $12,428        $11,413
Sep 00   $15,200      $13,275        $12,124
Dec 00   $16,603      $12,799        $12,379
Mar 01   $14,878      $11,455        $11,901
Jun 01   $17,245      $12,548        $13,142
Sep 01   $15,060      $10,306        $11,528
Dec 01   $18,663      $12,079        $13,213
Mar 02   $20,099      $12,592        $14,036
Jun 02   $18,213      $11,389        $12,817

+This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Russell Midcap/(R)/ Index and the Lipper Mid-Cap Value Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares.

 The Fund's prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest ("Percentage Restrictions"). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund's assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or
 (3) the pricing or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund's continued holding of the security will not constitute a violation of the Percentage Restriction.

Q: What market conditions, market events, and other factors impacted your Fund's performance?

A: The equity markets began the year on a positive note, as prospects for economic recovery fueled stock gains. As the year progressed, meager corporate profits, coupled with a broad crisis of confidence in corporate governance, served to significantly weaken stock prices. In contrast, bonds performed relatively well, as investors sought safe haven in Treasuries. The S&P 500 threatened to post its first three consecutive years of decline since World War II.

    As 2002 began, the ripples of Enron's bankruptcy were only beginning to be felt by investors. Originally thought of as an isolated event, it instead served as a precursor to additional news of questionable accounting practices and other possible corporate misdeeds. The end result has been a significant erosion of investor confidence in companies and the stock market, triggering stock-price declines. Simply put, investors are now willing to pay less to hold stocks, as they are perceived to present greater risk. This crisis of confidence seems unlikely to dissipate quickly, as trust takes time to build but is easy to destroy.

    We believe it's important to remember that the vast majority of corporations are managed by honest, trustworthy individuals. Although we may still see some additional negative headlines, the foundation of corporate America and the equity markets is still strong. In an effort to manage risk, the Fund continues to focus on investing in companies with solid assets, manageable debt levels, and credible management teams -- and to identify these companies when they are temporarily out of favor with the market. In the current volatile environment, opportunities abound; however, patience is required to realize their benefit.

Q:   How did your Fund perform?

A: The Fund held up reasonably well in a difficult environment during the first half of 2002. While the Fund succeeded in outperforming the Russell Midcap (R) Index as a result of the portfolio's value orientation, it underperformed the Lipper Mid-Cap Value Funds Index for the period. This shortfall is largely attributable to disappointing performance from some technology holdings. Some previously strong performers suffered from deteriorating fundamentals, particularly during the year's second quarter.

Q:   What investment strategies and techniques impacted your Fund's performance?

A: The Fund benefited from strong stock selection across most sectors, with the exception of the information technology and consumer discretionary sectors. The strongest-contributing sectors were industrials and materials. Financial stocks also helped performance.

     During the first six months of 2002, we increased the Fund's exposure to energy stocks to an overweight position compared to its broad-based benchmark, the Russel Midcap (R) Index. In addition, we have maintained the Fund's overweighting in materials and consumer staples -- positions compared to its broad-based benchmark that helped during the first half of 2002. We reduced our holdings in financials, however, despite their recent strength; we have some concerns that the sector could lag should interest rates begin to rise.

Q:   What is your future outlook?

A: As the economy continues to improve, we believe that the odds of a double-dip recession continue to fall. We are cautiously optimistic that improvements in the economy will begin to manifest themselves in improved corporate profits in the second half of 2002 and in 2003. Already, companies are making more positive pre-announcements of earnings than negative pre-announcements. This positive news is encouraging, but we believe there may be more negative stories to emerge from corporations over the second half of the year. As a result, market conditions seem likely to remain volatile for the rest of the year. In this environment, we will continue to focus on diligent stock selection, seeking out strong companies that have good assets, solid balance sheets, and prices that represent a discount to fair value.

     Thank you for your investment in the Strong Mid Cap Disciplined Fund.

     Robert J. Costomiris
     Portfolio Manager

Average Annual Total Returns

As of 6-30-02
--------------------------------------
  1-year                         5.61%

  3-year                        12.24%

  Since Fund Inception          18.71%
  (12-31-98)

The Fund's since inception return was significantly enhanced through investments in initial public offerings. You should not expect that such favorable returns can be consistently achieved. Please consider this before investing.

Equity funds are volatile investments and should only be considered for long-term goals.


* The Russell Midcap (R) Index is an unmanaged index generally representative of the U.S. market for medium-capitalization stocks. The Lipper Mid-Cap Value Funds Index is an equally weighted performance index of the largest qualifying funds in this Lipper category. Source of the Russell index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

Strong Multi Cap Value Fund
================================================================================

Your Fund's Approach

The Strong Multi Cap Value Fund seeks long-term capital growth, and current income is a secondary objective. The Fund invests, under normal conditions, at least 80% of its net assets in common stocks of small-, medium-, and large-capitalization companies that the Fund's manager believes are undervalued relative to the market based on earnings, cash flow, or asset value. The Fund's manager specifically looks for companies whose stock prices may benefit from a positive dynamic of change, such as a new management team, a new product or service, a corporate restructuring, an improved business plan, industry consolidation, or positive timing in the business cycle. The Fund may use derivatives to attempt to manage market or business risk or to seek to enhance the Fund's return. The Fund writes put and call options. The Fund may also invest up to 30% of its net assets in foreign securities. The manager may sell a stock when he believes fundamental changes will hurt the company over the long term or when its price becomes excessive.

                   Growth of an Assumed $10,000 Investment/+/
                            From 10-22-85 to 6-30-02

                              [CHART APPEARS HERE]



               The Strong                      Lipper Multi-Cap
               Multi Cap      S&P 500/(R)/     Value Funds
               Value Fund     Index*           Index*
Nov 85         $10,000        $ 10,000         $10,000
Dec 85         $10,365        $ 11,353         $10,971
Dec 86         $11,408        $ 13,473         $12,691
Dec 87         $11,362        $ 14,180         $13,459
Dec 88         $13,406        $ 16,529         $15,897
Dec 89         $17,435        $ 21,757         $19,271
Dec 90         $15,679        $ 21,080         $17,971
Dec 91         $22,095        $ 27,489         $22,808
Dec 92         $26,220        $ 29,580         $25,377
Dec 93         $32,507        $ 32,555         $28,861
Dec 94         $31,117        $ 32,983         $28,893
Dec 95         $41,743        $ 45,363         $37,853
Dec 96         $51,413        $ 55,772         $45,798
Dec 97         $66,480        $ 74,372         $58,122
Dec 98         $62,074        $ 95,624         $61,915
Dec 99         $51,910        $115,744         $65,592
Dec 00         $53,772        $105,216         $71,912
Dec 01         $55,661        $ 92,721         $72,844
Jun 02         $52,581        $ 80,527         $66,782


/+/ This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the S&P 500 Index ("S&P 500") and the Lipper Multi-Cap Value Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal values vary, and you may have a gain or loss when you sell shares. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares.

     The Fund's prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest ("Percentage Restrictions"). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund's assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund's continued holding of the security will not constitute a violation of the Percentage Restriction.

Q: What market conditions, market events, and other factors impacted your the Fund's performance?

A: The rebound in U.S. corporate profits that began in December 2001 continued in the first quarter of 2002, fueled by low interest rates, low energy prices, declining unit labor costs, and restocking of inventories. Additionally, U.S. profit growth was aided by a number of temporary factors such as tax rebates, tax refunds, home mortgage refinancing, and a warm winter.

     However, during April, the pace of economic recovery began to slow, as the temporary lifts to consumer spending started to fade. The second quarter ended with the U.S. economic recovery stalling, but with some indicators suggesting a reacceleration to come in the third quarter.

     After a strong rally in the fourth quarter of 2001, stocks have fallen sharply since the beginning of the year, despite the upturn in corporate profitability. In particular, recent financial scandals have helped to breed a lack of trust among investors, leading to more conservative valuations in the stock market.

Q:   How did your Fund perform?

A: In this challenging environment, the Fund significantly outperformed its primary benchmark, the S&P 500 Index, which posted a double-digit loss for the first half of the year. Value stocks, particularly in the small-cap range, continued to be in vogue.

Q:   What investment strategies and techniques impacted your Fund's performance?

A: In general, the Fund benefited most from certain positions in basic materials, energy, and consumer cyclicals. Gold stocks appreciated steadily during the first half of the year. They were spurred by the weakening U.S. dollar, a reduction in hedging by gold producers, heightened conflict in the Middle East, and weak equity markets. Energy stocks benefited from rising prices for crude oil and natural gas.

     While we outperformed on a relative basis versus our benchmark, our absolute results were negatively impacted by telecommunication and technology holdings.

Q:   What is your future outlook?

A: Capital continues to flow to companies that have real businesses -- that is, those that focus on generating profits and shareholder value. We believe this trend bodes well for value investing, and we remain convinced that the market is in the early stages of a multi-year period in which value stocks could outperform growth stocks. We also anticipate that small-cap stocks could continue to outperform large caps over the next several years. We believe stock leadership will come mostly from previously neglected sectors that have fundamentally improved their supply and demand profile. These include basic materials and commodity-related areas such as precious metals and industrial metals, manufacturers, and suppliers. With free cash flow rebounding, it appears that orders for equipment from U.S. manufacturers should continue to inch up.

     Energy remains the most heavily weighted sector in the Fund. We believe there are many factors pointing to further outperformance by our energy holdings compared to other holdings in the Fund for the remainder of 2002. As the global economy continues to recover, energy demand should strengthen.

     Another area of interest to us is in those companies positioned to benefit from the aging of the Baby Boom generation. This trend is generating significant investment opportunities in the healthcare sector, including nursing-care facilities, biotechnology, and medical technology stocks.

     While we have been able to identify pockets of opportunity, we remain cautious on the near-term outlook for the overall equity market. Until investors become confident that a higher degree of integrity has been restored to the system, we believe they are likely to continue to assign lower valuations to stocks. In the meantime, though, rising corporate earnings should help provide a floor to the broader market.

     We thank you for your investment in the Strong Multi Cap Value Fund.

     I. Charles Rinaldi
     Portfolio Manager

Average Annual Total Returns

As of 6-30-02
----------------------------------
  1-year                    -6.13%

  3-year                    -3.24%

  5-year                    -2.58%

  10-year                    8.41%

  Since Fund Inception      10.46%
  (10-22-85)

Equity funds are volatile investments and should only be considered for long-term goals.


* The S&P 500 is an unmanaged index generally representative of the U.S. stock market. The Lipper Multi-Cap Value Funds Index is an equally weighted performance index of the largest qualifying funds in this Lipper category. Source of the S&P index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

Strong Small Company Value Fund
================================================================================
The Fund commenced operations on March 28, 2002.

Your Fund's Approach

The Strong Small Company Value Fund seeks capital growth. The Fund invests, under normal conditions, at least 80% of its net assets in stocks of small-capitalization companies that the Fund's manager believes present attractive opportunities, but have not been widely recognized by investment analysts or the financial press. The Fund defines "small-capitalization companies" as companies whose market capitalization is substantially similar to that of companies in the Russell 2500(TM) Index at the time of investment. The manager tries to take advantage of the market's attention on short-term prospects by focusing on indicators of a company's long-term success, such as balance sheets and underlying assets. The Fund may also invest up to 25% of its net assets in foreign securities, and it may utilize an active trading approach. The manager may sell a stock when changes in price or growth potential no longer make it an attractive investment. The Fund may use derivatives to attempt to manage market or business risk or to seek to enhance the Fund's return.


Top Five Sectors As of 6-30-02
--------------------------------------------------------------------
  Sector                                             % of Net Assets
  Financial                                                    21.0%
  Capital Equipment                                            16.9%
  Retail                                                       13.5%
  Technology                                                   11.0%
  Healthcare                                                    9.8%

Top Five Industries As of 6-30-02
--------------------------------------------------------------------
  Industry                                           % of Net Assets
  Banks -- West/Southwest                                       6.7%
  Banks -- Midwest                                              5.2%
  Containers                                                    4.5%
  Machinery -- Farm                                             4.5%
  Retail/Wholesale -- Building Products                         3.4%


The Fund's prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest ("Percentage Restrictions"). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund's assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund's continued holding of the security will not constitute a violation of the Percentage Restriction.

Q: What market conditions, market events, and other factors impacted your Fund's performance?

A: The equity markets began the year on a positive note, as prospects for economic recovery fueled stock gains. As the year progressed, meager corporate profits, coupled with a broad crisis of confidence in corporate governance, served to significantly weaken stock prices. In contrast, bonds performed relatively well, as investors sought safe haven in Treasuries. The S&P 500 threatened to post its first three consecutive years of decline since World War II.

     As 2002 began, the ripples of Enron's bankruptcy were only beginning to be felt by investors. Originally thought of as an isolated event, it instead served as a precursor to additional news of questionable accounting practices and other possible corporate misdeeds. The end result has been a significant erosion of investor confidence in companies and the stock market, triggering stock-price declines. Simply put, investors are now willing to pay less to hold stocks, as they are perceived to present greater risk. This crisis of confidence seems unlikely to dissipate quickly, as trust takes time to build but is easy to destroy.

     We believe it's important to remember that the vast majority of corporations are managed by honest, trustworthy individuals. Although we may still see some additional negative headlines, the foundation of corporate America and the equity markets is still strong. In an effort to manage risk, the Fund continues to focus on investing in companies with solid assets, manageable debt levels, and credible management teams -- and to identify these companies when they are temporarily out of favor with the market. In the current volatile environment, opportunities abound; however, patience is required to realize their benefit.

Q:   How did your Fund perform?

A: The Fund's performance held up reasonably well in the difficult environment we faced from the Fund's inception in late March through the end of June. We were able to perform competitively with respect to our broad-based benchmark, the Russell 2000/(R)/ Index and our peer benchmark, the Lipper Small-Cap Core Funds Index, due to our focus on small-cap value stocks.

Q:   What investment strategies and techniques impacted your Fund's performance?

A: During its first three months of operation, the Fund benefited from its overall exposure to the industrials and materials sectors. Some of our strongest stock picks came from within those two sectors as well as the financial sector. Individual stock selections within the information technology and healthcare sectors hurt performance.

Q:   What is your future outlook?

A: As the economy improves, we believe that the odds of a double-dip recession continue to fall. We are cautiously optimistic that improvements in the economy will be reflected in improved corporate profits in the second half of 2002 and in 2003. Already, companies are making more positive pre-announcements of earnings than negative pre-announcements. This positive news is encouraging, but we believe there may be more negative stories to emerge before all is said and done. While that may lead to more volatile conditions for the rest of the year, it should also create opportunities for our bottom-up, disciplined investment approach.

     Thank you for your investment in the Strong Small Company Value Fund.

     Robert J. Costomiris
     Portfolio Manager

Total Return/1/

As of 6-30-02
-----------------------------------
  Since Fund Inception       -4.30%
  (3-28-02)

Equity funds are volatile investments and should only be considered for long-term goals.



     Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or a loss when you sell shares.
/1/ Total return is not annualized and measures aggregate change in the value of an investment in the Fund, assuming reinvestment of dividends and capital gains.
     The Fund's performance, especially for very short periods, should not be the sole factor in making your investment decisions.

Strong Strategic Value Fund
================================================================================
The Fund commenced operations on March 28, 2002.

Your Fund's Approach

The Strong Strategic Value Fund seeks capital growth. The Fund invests, under normal conditions, primarily in stocks of companies that the Fund's manager believes are undervalued relative to the market based on earnings, cash flow, or asset value. The Fund may invest in stocks of any size. The manager engages in in-depth, first-hand research to identify companies that are undervalued or have growth potential (e.g., expected sales or earnings growth) that is not currently reflected in the companies' stock price. In determining that a company's growth potential is not currently reflected in its stock price, the manager compares internal research to published, independent industry reports regarding the expected growth of the company. The Fund may also invest up to 25% of its net assets in foreign securities, and it may utilize an active trading approach. The manager may sell a stock when changes in price or growth potential no longer make it an attractive investment. The Fund may use derivatives to attempt to manage market or business risk or to seek to enhance the Fund's return.

Top Five Sectors As of 6-30-02
--------------------------------------------------------------------
  Sector                                             % of Net Assets
  Financial                                                    31.8%
  Energy                                                       11.5%
  Capital Equipment                                            10.6%
  Technology                                                    9.8%
  Consumer Cyclical                                             6.7%

Top Five Industries As of 6-30-02
--------------------------------------------------------------------
  Industry                                           % of Net Assets
  Banks -- Money Center                                         8.6%
  Oil & Gas -- International Integrated                         6.1%
  Diversified Operations                                        5.4%
  Banks -- Super Regional                                       5.3%
  Telecommunications -- Services                                4.3%

The Fund's prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest ("Percentage Restrictions"). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund's assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund's continued holding of the security will not constitute a violation of the Percentage Restriction.

Q: What market conditions, market events, and other factors impacted your Fund's performance?

A: The equity markets began the year on a positive note, as prospects for economic recovery fueled stock gains. As the year progressed, meager corporate profits, coupled with a broad crisis of confidence in corporate governance, served to significantly weaken stock prices. In contrast, bonds performed relatively well, as investors sought safe haven in Treasuries. The S&P 500 threatened to post its first three consecutive years of decline since World War II.

     As 2002 began, the ripples of Enron's bankruptcy were only beginning to be felt by investors. Originally thought of as an isolated event, it instead served as a precursor to additional news of questionable accounting practices and other possible corporate misdeeds. The end result has been a significant erosion of investor confidence in companies and the stock market, triggering stock-price declines. Simply put, investors are now willing to pay less to hold stocks, as they are perceived to present greater risk. This crisis of confidence seems unlikely to dissipate quickly, as trust takes time to build but is easy to destroy.

     We believe it's important to remember that the vast majority of corporations are managed by honest, trustworthy individuals. Although we may still see some additional negative headlines, the foundation of corporate America and the equity markets is still strong. In an effort to manage risk, the Fund continues to focus on investing in companies with solid assets, manageable debt levels, and credible management teams.

Q:   How did your Fund perform?

A: The Fund held up relatively well in a very difficult environment from its inception in late March through the end of June. The Fund's value orientation, along with its emphasis on investing in companies with manageable debt levels, allowed the Fund to outperform its broad-based index, the S&P 500 Index, and its peer group index, the Lipper Multi-Cap Value Funds Index.

Q:   What investment strategies and techniques impacted your Fund's performance?

A: The Fund benefited from solid stock selection across all sectors, with the exception of information technology. Individual stock picks were particularly strong in the industrials and financials sectors. Our underweighting in the consumer staples sector relative to the Fund's broad-based benchmark, the S&P 500 hurt performance; however, that sector was one of the top performers from April through June.

Q:   What is your future outlook?

A: As the economy improves, we believe that the odds of a double-dip recession continue to fall. We are cautiously optimistic that improvements in the economy will be reflected in improved corporate profits in the second half of 2002 and in 2003. Already, companies are making more positive pre-announcements of earnings than negative pre-announcements. This positive news is encouraging, though we believe there may be a few more negative stories before all is said and done. As a result, market conditions seem likely to remain volatile for the rest of the year -- an environment that we will address with our focus on diligent stock selection, seeking out strong companies that have good assets, solid balance sheets, and prices that represent a discount to fair value.

     Thank you for your investment in the Strong Strategic Value Fund.

     Robert J. Costomiris
     Portfolio Manager

Total Return/1/

As of 6-30-02
----------------------------------
  Since Fund Inception      -9.20%
  (3-28-02)

Equity funds are volatile investments and should only be considered for long-term goals.



     Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or a loss when you sell shares.
/1/ Total return is not annualized and measures aggregate change in the value of an investment in the Fund, assuming reinvestment of dividends and capital gains.
     The Fund's performance, especially for very short periods, should not be the sole factor in making your investment decisions.

Strong Dividend Income Fund
--------------------------------------------------------------------------------
Your Fund's Approach

The Strong Dividend Income Fund seeks total return by investing for both income and capital growth. The Fund invests, under normal conditions, at least 80% of its total assets in large-capitalization, dividend-paying, common stocks. Consequently, a substantial portion of the Fund's total return may come from dividend income. To select investments for the Fund, the manager focuses on companies that are expected to grow over time and support a growing dividend payment, as well as stocks that do not pay dividends currently but offer prospects for capital growth and future dividend payments. The manager specifically looks for companies with good future prospects and whose current stock prices are undervalued relative to the general market (e.g., based on earnings, cash flow, or asset value), the industry average, or the company's historical valuation based on earnings, cash flow, book value, or dividends. The Fund may invest up to 25% of its net assets in the public utility sector. The Fund may also invest up to 20% of its net assets in foreign securities. The managers may sell a holding when there is a fundamental change in the outlook for the company (e.g., a change in management or reduction in earnings) or to take advantage of a better investment opportunity. The Fund may use derivatives to attempt to manage market or business risk or to seek to enhance the Fund's return.


                   Growth of an Assumed $10,000 Investment+
                             From 7-1-93 to 6-30-02

                              [CHART APPEARS HERE]



             The Strong
              Dividend           S&P 500(R)     Lipper Equity Income
             ncome Fund            Index*          Funds Index+
Jun 93         $10,000            $10,000             $10,000
Dec 93         $10,450            $10,495             $10,558
Dec 94         $10,178            $10,633             $10,461
Dec 95         $13,939            $14,624             $13,582
Dec 96         $15,106            $17,980             $16,023
Dec 97         $19,270            $23,976             $20,374
Dec 98         $23,190            $30,828             $22,774
Dec 99         $23,326            $37,314             $23,728
Dec 00         $29,699            $33,920             $25,498
Dec 01         $26,373            $29,892             $24,172
Jun 02         $24,597            $25,960             $22,542



+ This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the S&P 500 Index ("S&P 500") and the Lipper Equity Income Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. This graph is based on Investor Class shares only; performance for other classes will vary due to differences in fee structures.

     The Fund's prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest ("Percentage Restrictions"). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund's assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund's continued holding of the security will not constitute a violation of the Percentage Restriction.

Q: What market conditions, market events, and other factors impacted your Fund's performance?

A: At the beginning of 2002, it was clear that investor sentiment had shifted to favoring value stocks, with a particular affinity for smaller companies. Early in the year, many observers were looking forward to stronger economic growth. Low interest rates, modest inflation, and rising consumer confidence supported their favorable outlook. Stocks tied to improving economic activity, such as basic materials and industrial companies, experienced strong gains.

     Another theme influencing the markets was the resiliency of consumer spending despite the weak economy and rising unemployment. Many stocks of companies with direct exposure to the consumer performed well, including retailers, household product makers, and personal care companies.

     On the other hand, the fallout from the technology "bubble" certainly continued in the first half of this year. Technology and telecommunication-related equities continued to experience severe selling pressure over the period. More broadly, in recent months, investors began to doubt the strength of the economic recovery as earnings expectations for many companies were trending downward. Investor confidence was further rattled as senior executives of several major corporations faced accusations of faulty corporate accounting practices and other questionable behavior. In the face of these revelations, stocks sold off broadly toward the end of the period.

Q:   How did your Fund perform?

A: Despite outperforming the S&P 500 Index by a wide margin for the six-month period, the Fund did not produce a positive return. After posting gains in the first quarter of the year, the Fund saw those gains reversed in the second quarter by the broad-based market weakness.

Q:   What investment strategies and techniques impacted your Fund's performance?

A: Late last year, the Fund changed its name to the Strong Dividend Income Fund to reflect its more diversified investment mandate. In pursuing its broader strategy, the Fund continues to have considerable investments in electric utility, energy, and telephone stocks, which together represent nearly 30% of the portfolio.

     We have, however, diversified the portfolio into other sectors, particularly financial services. As before, we continue to emphasize investments in financially sound companies that pay dividends, with a bias toward those with rising dividends.

     The Fund's negative return can be attributed partially to its exposure to technology stocks, even though that position was very small. The severe decline in the sector had a meaningful negative impact. Telecommunications stocks also hurt performance, as all companies in the sector were affected by increasing competition and a weak economy. The Fund's telecommunication investments are, however, concentrated in local U.S. carriers that we believe offer positive free cash flow, high credit quality, and dividends that are likely to grow.

     Even though we did not own the high-profile companies that have been accused of unsavory behavior, the Fund's investments in companies with similar operational characteristics -- specifically, certain natural gas utilities, cable stocks, and local telephone companies -- suffered from the fallout. As the dust settles, we believe these stocks will recover.

     On the positive side, energy stocks performed well, benefiting from favorable oil prices as well as investors' attraction to companies with strong balance sheets. Our positions in the basic materials and industrials sectors also contributed positively to returns, as investors began to anticipate an economic recovery.

Q:   What is your future outlook?

A: We think many stocks are selling at attractive valuations based on their earnings potential in a stronger economic environment. The steep decline in share prices has also improved the dividend yields of many companies, enhancing their total return potential and providing a competitive source of current income in today's low interest-rate environment.

     The appeal of dividends was lost in the 1990s due to the significant level of capital appreciation in stocks. As investor expectations for long-term capital appreciation return to more realistic levels, it should become clear that a rising stream of dividends can enhance shareholder returns.

     The Fund has a large weighting in well-positioned utilities stocks, all of which provide attractive dividend yields at very reasonable valuations. We also have meaningful investments in financial service, energy, and local telephone companies -- three sectors that have had attractive dividend policies historically.

     We appreciate your investment in the Strong Dividend Income Fund.

     William H. Reaves
     Portfolio Manager

Average Annual Total Returns/1/
As of 6-30-02

Investor Class
-----------------------------------------------------------
   1-year                                           -13.77%

   3-year                                             0.07%

   5-year                                             8.30%

   Since Fund Inception                              10.52%
   (7-1-93)

Class K2
-----------------------------------------------------------
   1-year                                           -13.58%

   3-year                                             0.15%

   5-year                                             8.35%

   Since Fund Inception                              10.55%
   (7-1-93)

Equity funds are volatile investments and should only be considered for long-term goals.

 From time to time, the Fund's advisor has waived its management fee and/or absorbed fund expenses, which has resulted in higher yields and returns.

 /1/ The performance of the Strong Dividend Income Fund prior to December 8, 2001, is based on the Fund's previous investment strategy where the Fund was managed as a nondiversified utilities fund.

 /2/ The performance of Class K shares prior to December 31, 2001, is based on the Fund's Investor Class shares' performance. Please consult a prospectus for information about all share classes.

 /*/ The S&P 500 is an unmanaged index generally representative of the U.S. stock market. The Lipper Equity Income Funds Index is an equally weighted performance index of the largest qualifying funds in this Lipper category. Source of the S&P index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

SCHEDULES OF INVESTMENTS IN SECURITIES                 June 30, 2002 (Unaudited)
--------------------------------------------------------------------------------
                          STRONG ALL CAP VALUE FUND
                                                        Shares or
                                                        Principal       Value
                                                         Amount        (Note 2)
--------------------------------------------------------------------------------
Common Stocks 96.4%
Auto Manufacturers - Domestic 1.0%
General Motors Corporation                                   450       $ 24,053

Banks - Southeast 1.8%
Hibernia Corporation Class A                               2,280         45,121

Building - Cement/Concrete/Aggregate 1.3%
U.S. Concrete, Inc. (b)                                    4,690         30,813

Building - Heavy Construction 1.9%
Chicago Bridge & Iron Company NV                           1,700         47,923

Building - Maintenance & Services 0.7%
ABM Industries, Inc.                                       1,000         17,360

Building - Paint & Allied Products 0.5%
RPM, Inc.                                                    890         13,573

Chemicals - Fertilizers 2.3%
Agrium, Inc.                                               5,940         55,836

Commercial Services - Staffing 1.3%
kforce.com, Inc. (b)                                       5,340         31,773

Computer - Graphics 2.1%
Evans & Sutherland Computer Corporation (b)                6,800         52,700

Computer - Local Networks 1.6%
Black Box Corporation (b)                                    970         39,508

Computer - Memory Devices 0.2%
Read-Rite Corporation (b)                                 10,000          4,800

Computer Software - Enterprise 1.4%
Lightbridge, Inc. (b)                                      4,110         33,743

Diversified Operations 1.8%
AOL Time Warner, Inc. (b)                                  2,980         43,836

Electronics - Laser Systems/Component 3.0%
Coherent, Inc. (b)                                         2,550         75,324

Finance - Equity REIT 1.0%
FBR Asset Investment Corporation                             720         24,012

Insurance - Accident & Health 1.8%
Ceres Group, Inc. (b)                                     11,100         43,290

Insurance - Property/Casualty/Title 0.5%
Chubb Corporation                                            165         11,682

Internet - E*Commerce 1.4%
Overstock.com, Inc. (b)                                    2,500         35,125

Internet - Internet Service Provider/Content 2.3%
EarthLink, Inc. (b)                                        8,400         56,448

Leisure - Services 1.1%
Pegasus Solutions, Inc. (b)                                1,530         26,775

Media - Cable TV 1.3%
Charter Communications, Inc. Class A (b)                   7,600         31,008

Medical - Ethical Drugs 1.1%
Schering-Plough Corporation                                1,140       $ 28,044

Medical - Generic Drugs 1.4%
Andrx Group (b) (c)                                        1,300         35,061

Medical - Nursing Homes 3.1%
Beverly Enterprises, Inc. (b)                              4,790         36,452
Manor Care, Inc. (b)                                       1,780         40,940
                                                                       --------
                                                                         77,392
Metal Ores - Gold/Silver 3.5%
Apex Silver Mines, Ltd. (b)                                3,770         54,665
Goldcorp, Inc.                                             3,300         32,835
                                                                       --------
                                                                         87,500
Metal Ores - Miscellaneous 9.0%
Alcan, Inc.                                                1,710         64,159
BHP Billiton, Ltd. Sponsored ADR                           4,870         57,466
Cleveland-Cliffs, Inc.                                     3,700        102,120
                                                                       --------
                                                                        223,745
Oil & Gas - Canadian Integrated 4.0%
Imperial Oil, Ltd.                                         3,160         98,560

Oil & Gas - Drilling 1.8%
Helmerich & Payne, Inc.                                    1,265         45,186

Oil & Gas - Field Services 12.0%
Global Industries, Ltd. (b)                                8,830         61,722
Key Energy Services, Inc. (b)                              4,170         43,785
Layne Christensen Company (b)                              5,000         46,250
Petroleum Geo-Services ASA Sponsored ADR (b)              11,070         39,852
Schlumberger, Ltd.                                         2,050         95,325
Willbros Group, Inc. (b)                                     600         10,200
                                                                       --------
                                                                        297,134
Oil & Gas - International Integrated 2.1%
Conoco, Inc.                                               1,860         51,708

Oil & Gas - Refining/Marketing 2.3%
El Paso Corporation                                        2,760         56,884

Oil & Gas - United States
  Exploration & Production 9.9%
Energy Partners, Ltd. (b)                                  3,400         31,620
Forest Oil Corporation (b)                                 1,430         40,655
Noble Energy, Inc.                                         1,460         52,633
Range Resources Corporation (b)                           14,500         81,200
Stone Energy Corporation (b)                               1,000         40,250
                                                                       --------
                                                                        246,358
Pollution Control - Equipment 3.6%
Calgon Carbon Corporation                                 10,700         89,880

Retail - Restaurants 2.1%
Luby's, Inc. (b)                                           8,000         52,640

Telecommunications - Cellular 1.9%
AT&T Wireless Services, Inc. (b)                           8,230         48,146

Telecommunications - Equipment 1.0%
ADC Telecommunications, Inc. (b)                          11,200         25,648

Telecommunications - Services 2.3%
Broadwing, Inc. (b)                                       10,480         27,248
Qwest Communications International, Inc. (b) (c)           3,000          8,400
Sprint Corporation                                         1,810         19,204
WorldCom, Inc.-WorldCom Group (b)                          1,940            970
                                                                       --------
                                                                         55,822

-------------------------------------------------------------------------------
                    STRONG ALL CAP VALUE FUND (continued)

                                                       Shares or
                                                       Principal       Value
                                                        Amount        (Note 2)
-------------------------------------------------------------------------------
Transportation - Rail 3.2%
CSX Corporation                                            2,250     $   78,861

Utility - Electric Power 1.8%
TECO Energy, Inc.                                          1,800         44,550
-------------------------------------------------------------------------------
Total Common Stocks (Cost $2,696,599)                                 2,387,822
-------------------------------------------------------------------------------
Short-Term Investments (a) 4.5%
Repurchase Agreements
State Street Bank (Dated 6/28/02),1.50%,
  Due 7/01/02 (Repurchase proceeds $112,614);
  Collateralized by: United States
  Government & Agency Issues (d)                        $112,600        112,600
-------------------------------------------------------------------------------
Total Short-Term Investments (Cost $112,600)                            112,600
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Total Investments in Securities (Cost $2,809,199) 100.9%              2,500,422
Other Assets and Liabilities, Net (0.9%)                                (22,656)
-------------------------------------------------------------------------------
Net Assets 100.0%                                                    $2,477,766
===============================================================================


WRITTEN OPTIONS ACTIVITY
-------------------------------------------------------------------------------

                                                       Contracts       Premiums
-------------------------------------------------------------------------------
Options outstanding at beginning of period                  --          $    --
Options written during the period                           68           21,237
Options closed                                             (45)         (16,066)
Options expired                                             (5)            (535)
Options exercised                                           --               --
                                                            --               --
Options outstanding at end of period                        18          $ 4,636
                                                            ==          =======

Closed and expired options resulted in a capital gain of $12,812 for the six months ended June 30, 2002.

WRITTEN CALL OPTIONS DETAIL
-------------------------------------------------------------------------------

                                                     Contracts
                                                    (100 shares         Value
                                                   per contract)       (Note 2)
-------------------------------------------------------------------------------
Andrx Group
  (Strike Price is $30.00. Expiration date
  is 7/19/02. Premium received is $981.)                 3              ($  435)
  (Strike Price is $40.00. Expiration date is
  9/20/02. Premium received is $2,185.)                  5                 (850)

Qwest Communications International, Inc.
  (Strike Price is $5.00. Expiration date is
  7/19/02. Premium received is $635.)                    5                  (38)
  (Strike Price is $5.00. Expiration date is
  10/18/02. Premium received is $835.)                   5                 (225)
                                                        --               ------
                                                        18              ($1,548)
                                                        ==               ======

                         STRONG DOW 30 VALUE FUND

                                                       Shares or
                                                       Principal       Value
                                                        Amount        (Note 2)
-------------------------------------------------------------------------------
Common Stocks 90.7%
Aerospace - Defense 6.4%
The Boeing Company                                       135,200    $ 6,084,000

Auto Manufacturers - Domestic 2.0%
General Motors Corporation                                35,300      1,886,785

Banks - Money Center 7.0%
Citigroup, Inc.                                           96,233      3,729,029
J.P. Morgan Chase & Company                               85,200      2,889,984
                                                                    -----------
                                                                      6,619,013
Beverages - Soft Drinks 2.1%
The Coca-Cola Company                                     35,200      1,971,200

Computer - Manufacturers 3.2%
Hewlett-Packard Company                                   35,200        537,856
International Business Machines Corporation               35,200      2,534,400
                                                                    -----------
                                                                      3,072,256
Computer Software - Desktop 5.7%
Microsoft Corporation (b)                                100,200      5,422,824

Diversified Operations 12.4%
E.I. Du Pont de Nemours & Company                         35,200      1,562,880
General Electric Company                                  35,200      1,022,560
Honeywell International, Inc.                             35,200      1,240,096
3M Co.                                                    45,200      5,559,600
United Technologies Corporation                           35,200      2,390,080
                                                                    -----------
                                                                     11,775,216
Electronics - Semiconductor
  Manufacturing 0.7%
Intel Corporation                                         35,400        646,758

Financial Services - Miscellaneous 4.7%
American Express Company                                 122,200      4,438,304

Leisure - Photo Equipment/Related 4.2%
Eastman Kodak Company                                    135,200      3,943,784

Leisure - Services 0.7%
The Walt Disney Company                                   35,400        669,060

Machinery - Construction/Mining 4.8%
Caterpillar, Inc.                                         93,200      4,562,140

Medical - Drug/Diversified 2.0%
Johnson & Johnson                                         35,400      1,850,004

Medical - Ethical Drugs 1.9%
Merck & Company, Inc.                                     35,200      1,782,528

Metal Ores - Miscellaneous 4.2%
Alcoa, Inc.                                              120,000      3,978,000

Oil & Gas - International Integrated 6.1%
Exxon Mobil Corporation                                  140,200      5,736,984

Paper & Paper Products 6.9%
International Paper Company                              149,400      6,510,852

Retail - Major Discount Chains 2.0%
Wal-Mart Stores, Inc.                                     35,200      1,936,352

Retail - Restaurants 1.1%
McDonald's Corporation                                    35,400      1,007,130

Retail/Wholesale - Building Products 1.4%
The Home Depot, Inc.                                      35,200      1,292,896

Soap & Cleaning Preparations 4.4%
The Procter & Gamble Company                              47,200      4,214,960

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)     June 30, 2002 (Unaudited)
--------------------------------------------------------------------------------

                      STRONG DOW 30 VALUE FUND (continued)

                                                       Shares or
                                                       Principal       Value
                                                        Amount        (Note 2)
--------------------------------------------------------------------------------
Telecommunications - Services 1.5%
AT&T Corporation                                          35,200    $   376,640
SBC Communications, Inc.                                  35,400      1,079,700
                                                                    -----------
                                                                      1,456,340
Tobacco 5.3%
Philip Morris Companies, Inc.                            115,400      5,040,672
-------------------------------------------------------------------------------
Total Common Stocks (Cost $85,740,312)                               85,898,058
-------------------------------------------------------------------------------
Short-Term Investments (a) 8.3%
Repurchase Agreements
ABN AMRO Inc. (Dated 6/28/02), 1.91%,
  Due 7/01/02 (Repurchase proceeds $5,800,923);
  Collateralized by: United States Government &
  Agency Issues (d)                                   $5,800,000      5,800,000
State Street Bank (Dated 6/28/02), 1.50%,
  Due 7/01/02 (Repurchase proceeds $2,097,562);
  Collateralized by: United States Government &
  Agency Issues (d)                                    2,097,300      2,097,300
-------------------------------------------------------------------------------
Total Short-Term Investments (Cost $7,897,300)                        7,897,300
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Total Investments in Securities (Cost $93,637,612) 99.0%             93,795,358
Other Assets and Liabilities, Net 1.0%                                  885,902
-------------------------------------------------------------------------------
Net Assets 100.0%                                                   $94,681,260
===============================================================================

                        STRONG MID CAP DISCIPLINED FUND

                                                       Shares or
                                                       Principal       Value
                                                        Amount        (Note 2)
--------------------------------------------------------------------------------
Common Stocks 96.0%
Banks - Midwest 3.5%
Commerce Bancshares, Inc.                                 47,640     $2,107,594
Provident Financial Group, Inc.                          156,000      4,525,560
                                                                     ----------
                                                                      6,633,154
Banks - Money Center 1.0%
The Bank of New York Company, Inc.                        55,000      1,856,250

Banks - Northeast 1.4%
First Commonwealth Financial Corporation                  64,300        867,407
Mercantile Bankshares Corporation                         44,000      1,805,320
                                                                     ----------
                                                                      2,672,727
Banks - Super Regional 3.4%
KeyCorp                                                   88,000      2,402,400
National City Corporation                                 75,100      2,497,075
U.S. Bancorp                                              63,500      1,482,725
                                                                     ----------
                                                                      6,382,200
Beverages - Soft Drinks 0.8%
Coca-Cola Enterprises, Inc.                               71,000      1,567,680

Building - Construction Products/
   Miscellaneous 0.6%
Masco Corporation                                         41,200      1,116,932

Building Products - Wood 0.5%
Louisiana-Pacific Corporation                             96,200      1,018,758

Chemicals - Plastics 0.5%
PolyOne Corporation                                       80,000        900,000

Chemicals - Specialty 1.6%
Air Products & Chemicals, Inc.                            41,000      2,069,270
Cytec Industries, Inc. (b)                                31,000        974,640
                                                                     ----------
                                                                      3,043,910
Commercial Services - Miscellaneous 1.9%
ARAMARK Corporation Class B (b)                          146,000      3,650,000

Computer Software - Enterprise 0.7%
VERITAS Software Corporation (b)                          70,000      1,385,300

Computer Software - Medical 1.3%
WebMD Corporation (b)                                    455,000      2,561,650

Containers 1.0%
Pactiv Corporation (b)                                    83,600      1,989,680

Electronics - Military Systems 1.7%
Herley Industries, Inc. (b)                              148,600      3,151,806

Electronics - Semiconductor
  Manufacturing 1.9%
Integrated Device Technology, Inc. (b)                   200,000      3,628,000

Energy - Other 2.1%
Arch Coal, Inc.                                          174,000      3,951,540

Finance - Equity REIT 2.9%
Apartment Investment & Management
  Company Class A                                         13,300        654,360
Equity Office Properties Trust                            77,200      2,323,720
Equity Residential Properties Trust                       29,100        836,625
ProLogis                                                  67,600      1,757,600
                                                                     ----------
                                                                      5,572,305
Finance - Investment Brokers 1.3%
Merrill Lynch & Company, Inc.                             60,000      2,430,000

Finance - Savings & Loan 0.8%
Golden State Bancorp, Inc.                                40,000      1,450,000

Food - Dairy Products 0.5%
Dean Foods Company (b)                                    23,000        857,900

Food - Flour & Grain 0.6%
Archer Daniels Midland Company                            83,000      1,061,570

Food - Meat Products 2.1%
Tyson Foods, Inc. Class A                                262,000      4,063,620

Food - Miscellaneous Preparation 2.3%
ConAgra, Inc.                                             80,400      2,223,060
General Mills, Inc.                                       27,500      1,212,200
H.J. Heinz Company                                        24,000        986,400
                                                                     ----------
                                                                      4,421,660
Household - Appliances 0.7%
Maytag Corporation                                        30,800      1,313,620

Household - Housewares 2.0%
Tupperware Corporation                                   183,000      3,804,570

Insurance - Accident & Health 1.3%
UnumProvident Corporation                                 99,000      2,519,550

Insurance - Brokers 1.1%
Aon Corporation                                           72,100      2,125,508

Insurance - Diversified 2.1%
Prudential Financial, Inc. (b)                           122,000      4,069,920

--------------------------------------------------------------------------------

                                                         Shares or
                                                         Principal     Value
                                                          Amount      (Note 2)
--------------------------------------------------------------------------------
Insurance - Life 1.4%
Lincoln National Corporation                                61,000    $2,562,000

Insurance - Property/Casualty/Title 1.2%
Old Republic International Corporation                      30,100       948,150
SAFECO Corporation                                          44,400     1,371,516
                                                                      ----------
                                                                       2,319,666

Leisure - Movies & Related 1.4%
Regal Entertainment Group Class A (b)                      117,000     2,728,440

Machinery - Farm 2.0%
AGCO Corporation (b)                                       193,000     3,763,500

Media - Periodicals 2.4%
Readers Digest Association, Inc. Class A                   243,000     4,551,390

Medical - Biomedical/Genetics 0.3%
Progenics Pharmaceuticals, Inc. (b)                         39,100       480,539

Medical - Generic Drugs 1.0%
Andrx Group (b)                                             68,000     1,833,960

Medical - Health Maintenance
  Organizations 1.5%
Health Net, Inc. (b)                                       104,100     2,786,757

Medical - Outpatient/Home Care 1.7%
HEALTHSOUTH Corporation (b)                                259,000     3,312,610

Medical - Products 3.2%
Cambrex Corporation                                         88,000     3,528,800
Vital Signs, Inc.                                           68,600     2,479,890
                                                                      ----------
                                                                       6,008,690

Metal Ores - Gold/Silver 2.8%
Newmont Mining Corporation
  Holding Company                                          200,000     5,266,000

Oil & Gas - Drilling 1.4%
ENSCO International, Inc.                                   99,000     2,698,740

Oil & Gas - Machinery/Equipment 1.7%
Smith International, Inc. (b)                               47,000     3,204,930

Oil & Gas - Refining/Marketing 4.4%
El Paso Corporation                                         87,000     1,793,070
Lubrizol Corporation                                        57,600     1,929,600
Valero Energy Corporation                                  125,000     4,677,500
                                                                      ----------
                                                                       8,400,170

Oil & Gas - United States Exploration &
  Production 2.0%
Devon Energy Corporation                                    79,000     3,893,120

Paper & Paper Products 0.7%
MeadWestvaco Corporation                                    40,363     1,354,582

Pollution Control - Services 2.6%
Allied Waste Industries, Inc. (b)                          146,000     1,401,600
Casella Waste Systems, Inc. (b)                            163,000     1,957,630
Republic Services, Inc. (b)                                 80,000     1,525,600
                                                                      ----------
                                                                       4,884,830

Retail - Apparel/Shoe 1.3%
American Eagle Outfitters, Inc. (b)                        115,000     2,431,100

Retail - Department Stores 2.5%
Federated Department Stores, Inc. (b)                       70,000     2,779,000
Neiman Marcus Group, Inc. Class A (b)                       59,400     2,061,180
                                                                      ----------
                                                                       4,840,180

Retail - Drug Stores 2.1%
CVS Corporation                                             31,000       948,600
Duane Reade, Inc. (b)                                       87,000     2,962,350
                                                                      ----------
                                                                       3,910,950

Retail - Restaurants 2.9%
McDonald's Corporation                                     191,000     5,433,950

Soap & Cleaning Preparations 0.5%
Clorox Company                                              23,000       951,050

Steel - Producers 1.6%
Nucor Corporation                                           47,100     3,063,384

Textile - Apparel Manufacturing 3.1%
Russell Corporation                                        307,000     5,909,750

Transportation - Rail 2.3%
Norfolk Southern Corporation                               190,000     4,442,200

Utility - Electric Power 5.9%
Allegheny Energy, Inc.                                      28,000       721,000
Consolidated Edison, Inc.                                   22,100       922,675
Constellation Energy Group, Inc.                            57,000     1,672,380
DTE Energy Company                                          18,000       803,520
Energy East Corporation                                     39,000       881,400
Entergy Corporation                                         19,000       806,360
FPL Group, Inc.                                             16,200       971,838
FirstEnergy Corporation                                     52,000     1,735,760
PPL Corporation                                             28,500       942,780
Progress Energy, Inc.                                       18,900       982,989
Wisconsin Energy Corporation                                33,000       833,910
                                                                      ----------
                                                                      11,274,612

Utility - Gas Distribution 0.5%
KeySpan Corporation                                         24,000       903,600
--------------------------------------------------------------------------------
Total Common Stocks (Cost $178,226,614)                              182,410,510
--------------------------------------------------------------------------------
Short-Term Investments (a) 1.1%
Repurchase Agreements
ABN AMRO Inc. (Dated 6/28/02),1.91%,
  Due 7/01/02 (Repurchase proceeds $1,500,239);
  Collateralized by: United States
  Government & Agency Issues (d)                        $1,500,000     1,500,000
State Street Bank (Dated 6/28/02), 1.50%,
  Due 7/01/02 (Repurchase proceeds $534,467);
  Collateralized by: United States
  Government & Agency Issues (d)                           534,400       534,400
--------------------------------------------------------------------------------
Total Short-Term Investments (Cost $2,034,400)                         2,034,400
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Total Investments in Securities (Cost $180,261,014) 97.1%            184,444,910
Other Assets and Liabilities, Net 2.9%                                 5,510,522
--------------------------------------------------------------------------------
Net Assets 100.0%                                                   $189,955,432
================================================================================

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)     June 30, 2002 (Unaudited)
--------------------------------------------------------------------------------

                           STRONG MULTI CAP VALUE FUND

                                                                  Shares or
                                                                  Principal          Value
                                                                    Amount          (Note 2)
--------------------------------------------------------------------------------------------
Common Stocks 99.8%
Auto Manufacturers - Domestic 2.9%
General Motors Corporation                                         162,300       $ 8,674,935

Auto/Truck - Original Equipment 2.3%
Borg-Warner Automotive, Inc. (c)                                    45,900         2,651,184
Dana Corporation (c)                                               235,500         4,363,815
                                                                                 -----------
                                                                                   7,014,999

Banks - Money Center 0.7%
Bank of America Corporation                                         29,400         2,068,584

Banks - Southeast 1.1%
Hibernia Corporation Class A                                       173,000         3,423,670

Building - Construction Products/
  Miscellaneous 3.8%
Royal Group Technologies, Ltd. (b)                                 545,700        11,437,872

Building - Heavy Construction 1.1%
Chicago Bridge & Iron Company NV                                   116,400         3,281,316

Building - Maintenance & Services 0.7%
ABM Industries, Inc.                                               117,200         2,034,592

Building - Paint & Allied Products 0.6%
RPM, Inc.                                                          114,800         1,750,700

Chemicals - Fertilizers 1.2%
Agrium, Inc.                                                       380,400         3,575,760

Computer - Memory Devices 0.0%
Read-Rite Corporation (b)                                           90,000            43,200

Electronics - Laser Systems/
  Component 2.9%
Coherent, Inc. (b)                                                 294,500         8,699,236

Electronics - Scientific Instruments 0.9%
Veeco Instruments, Inc. (b) (c)                                    112,200         2,592,942

Electronics - Semiconductor
  Manufacturing 0.7%
Power Integrations, Inc. (b) (c)                                   121,100         2,167,569

Finance - Investment Management 1.3%
Franklin Resources, Inc. (c)                                        95,400         4,067,856

Household - Appliances 2.2%
Maytag Corporation (c)                                             156,700         6,683,255

Insurance - Property/Casualty/Title 5.4%
Chubb Corporation (c)                                               89,100         6,308,280
Mercury General Corporation (c)                                    182,005         8,827,242
PartnerRe, Ltd.                                                     27,200         1,331,440
                                                                                 -----------
                                                                                  16,466,962

Leisure - Services 1.0%
Pegasus Solutions, Inc. (b)                                        172,050         3,010,875

Medical - Ethical Drugs 1.2%
Schering-Plough Corporation                                        149,700         3,682,620

Medical - Generic Drugs 0.9%
Andrx Group (b) (c)                                                105,000         2,831,850

Medical - Nursing Homes 3.0%
Beverly Enterprises, Inc. (b)                                      407,300         3,099,553
Manor Care, Inc. (b) (c)                                           253,600         5,832,800
                                                                                 -----------
                                                                                   8,932,353

Medical/Dental - Services 3.4%
Omnicare, Inc. (c)                                                 394,100        10,349,066

Metal Ores - Gold/Silver 7.4%
Apex Silver Mines, Ltd. (b) (c)                                    333,300         4,832,850

Harmony Gold Mining Company, Ltd.
  Sponsored ADR (c)                                                389,800         5,273,994

Newmont Mining Corporation
  Holding Company (c)                                              462,100        12,167,093
                                                                                 -----------
                                                                                  22,273,937

Metal Ores - Miscellaneous 6.2%
Alcan, Inc.                                                         87,500         3,283,000
BHP Billiton, Ltd. Sponsored ADR                                   125,000         1,475,000
Cameco Corporation                                                 347,200         8,905,680
Inco, Ltd. (b)                                                     220,500         4,992,120
                                                                                 -----------
                                                                                  18,655,800

Oil & Gas - Canadian Integrated 1.2%
Imperial Oil, Ltd.                                                 114,700         3,577,493

Oil & Gas - Drilling 3.2%
Helmerich & Payne, Inc.                                            270,600         9,665,832

Oil & Gas - Field Services 10.0%
Global Industries, Ltd. (b)                                      1,002,700         7,008,873
Key Energy Services, Inc. (b)                                      902,600         9,477,300
Petroleum Geo-Services ASA
  Sponsored ADR (b)                                              1,224,000         4,406,400
Schlumberger, Ltd. (c)                                             179,300         8,337,450
Willbros Group, Inc. (b)                                            61,900         1,052,300
                                                                                 -----------
                                                                                  30,282,323

Oil & Gas - International Integrated 2.2%
Conoco, Inc.                                                       242,000         6,727,600

Oil & Gas - Refining/Marketing 2.3%
El Paso Corporation                                                341,200         7,032,132

Oil & Gas - United States Exploration &
  Production 9.9%
Forest Oil Corporation (b) (c)                                     446,600        12,696,838
Noble Energy, Inc. (c)                                             264,700         9,542,435
Range Resources Corporation (b)                                    244,400         1,368,640
Stone Energy Corporation (b)                                       156,400         6,295,100
                                                                                 -----------
                                                                                  29,903,013

Pollution Control - Equipment 0.4%
Calgon Carbon Corporation                                          139,000         1,167,600

Retail - Department Stores 0.3%
May Department Stores Company                                       31,500         1,037,295

Retail - Major Discount Chains 1.6%
Family Dollar Stores, Inc. (c)                                     134,200         4,730,550

Steel - Specialty Alloys 4.0%
GrafTech International, Ltd. (b)                                   995,900        12,249,570

Telecommunications - Cellular 1.8%
AT&T Wireless Services, Inc. (b) (c)                               937,400         5,483,790

--------------------------------------------------------------------------------

                                                                   Shares or
                                                                   Principal         Value
                                                                     Amount         (Note 2)
---------------------------------------------------------------------------------------------
Telecommunications - Equipment 2.1%
ADC Telecommunications, Inc.(b)                                    1,220,900     $  2,795,861
ECI Telecom, Ltd. (b)                                              1,186,400        3,559,200
                                                                                 ------------
                                                                                    6,355,061

Telecommunications - Services 5.8%
ALLTEL Corporation                                                   107,300        5,043,100
Qwest Communications International,
  Inc. (b) (c)                                                       742,900        2,080,120
Sprint Corporation (c)                                               673,000        7,140,530
Touch America Holdings, Inc.(b)                                    1,111,200        3,055,800
WorldCom, Inc.-WorldCom Group (b)                                    605,400          302,700
                                                                                 ------------
                                                                                   17,622,250

Transportation - Rail 2.3%
CSX Corporation                                                      200,300        7,020,515

Utility - Electric Power 1.8%
TECO Energy, Inc.                                                    222,000        5,494,500
---------------------------------------------------------------------------------------------
Total Common Stocks (Cost $374,324,528)                                           302,069,473
---------------------------------------------------------------------------------------------
Short-Term Investments (a) 0.4%
Repurchase Agreements
State Street Bank (Dated 6/28/02), 1.50%,
  Due 7/01/02 (Repurchase proceeds $1,170,446);
  Collateralized by: United States Government
  & Agency Issues (d)                                            $1,170,300         1,170,300
---------------------------------------------------------------------------------------------
Total Short-Term Investments (Cost $1,170,300)                                      1,170,300
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
Total Investments in Securities (Cost $375,494,828) 100.2%                        303,239,773
Other Assets and Liabilities, Net (0.2%)                                             (566,538)
---------------------------------------------------------------------------------------------
Net Assets 100.0%                                                                $302,673,235
=============================================================================================


WRITTEN OPTIONS ACTIVITY
---------------------------------------------------------------------------------------------
                                                                   Contracts        Premiums
---------------------------------------------------------------------------------------------
Options outstanding at beginning of period                            9,100        $2,174,206
Options written during the period                                    30,227         7,294,144
Options closed                                                      (24,340)       (5,844,937)
Options expired                                                      (3,675)         (580,122)
Options exercised                                                    (5,323)       (1,426,970)
                                                                     ------        ----------
Options outstanding at end of period                                  5,989        $1,616,321
                                                                     ======        ==========

Closed, expired and exercised options resulted in a capital gain of $1,886,269 for the six months ended June 30, 2002.


WRITTEN CALL OPTIONS DETAIL
---------------------------------------------------------------------------------------------
                                                                   Contracts
                                                                   (100 shares        Value
                                                                   per contract)     (Note 2)
---------------------------------------------------------------------------------------------
Andrx Group

  (Strike Price is $30.00. Expiration date is 7/19/02.
  Premium received is $32,699.)                                         100          ($14,500)
  (Strike Price is $40.00. Expiration date is 9/20/02.
  Premium received is $218,493.)                                        500           (85,000)

Apex Silver Mines, Ltd.
  (Strike Price is $15.00. Expiration date is 7/19/02.
  Premium received is $16,851.)                                         110            (7,975)
  (Strike Price is $17.50. Expiration date is 10/18/02.
  Premium received is $20,549.)                                         150           (15,375)

AT&T Wireless Services, Inc.
  (Strike Price is $10.00. Expiration date is 7/19/02.
  Premium received is $7,400.)                                          100              (250)

Borg-Warner Automotive, Inc.
  (Strike Price is $50.00. Expiration date is 7/19/02.
  Premium received is $25,410.)                                          30           (23,850)
  (Strike Price is $55.00. Expiration date is 7/19/02.
  Premium received is $18,350.)                                          50           (20,000)
  (Strike Price is $65.00. Expiration date is 7/19/02.
  Premium received is $11,214.)                                          42            (1,785)

Chubb Corporation
  (Strike Price is $70.00. Expiration date is 7/19/02.
  Premium received is $45,559.)                                         130           (34,450)

Dana Corporation
  (Strike Price is $15.00. Expiration date is 7/19/02.
  Premium received is $70,699.)                                         350          (119,000)
  (Strike Price is $17.50. Expiration date is 7/19/02.
  Premium received is $93,597.)                                         300           (39,750)

Family Dollar Stores, Inc.
  (Strike Price is $25.00. Expiration date is 7/19/02.
  Premium received is $7,816.)                                            8            (8,240)
  (Strike Price is $32.50. Expiration date is 8/16/02.
  Premium received is $28,699.)                                         100           (34,000)

Forest Oil Corporation
  (Strike Price is $30.00. Expiration date is 8/16/02.
  Premium received is $44,049.)                                         150           (12,375)

Franklin Resources, Inc.
  (Strike Price is $40.00. Expiration date is 7/19/02.
  Premium received is $41,699.)                                         100           (29,250)

Harmony Gold Mining Company, Ltd. Sponsored ADR
  (Strike Price is $15.00. Expiration date is 8/16/02.
  Premium received is $12,350.)                                          50            (5,500)
  (Strike Price is $20.00. Expiration date is 8/16/02.
  Premium received is $23,549.)                                         150            (2,625)

Manor Care, Inc.
  (Strike Price is $25.00. Expiration date is 8/16/02.
  Premium received is $19,199.)                                         100            (4,000)

Maytag Corporation
  (Strike Price is $45.00. Expiration date is 7/19/02.
  Premium received is $10,850.)                                          50            (3,500)
  (Strike Price is $40.00. Expiration date is 8/16/02.
  Premium received is $35,199.)                                         100           (40,500)
  (Strike Price is $50.00. Expiration date is 10/18/02.
  Premium received is $7,850.)                                           50            (4,625)

Mercury General Corporation
  (Strike Price is $50.00. Expiration date is 9/20/02.
  Premium received is $8,350.)                                           50            (6,625)

Newmont Mining Corporation Holding Company
  (Strike Price is $27.50. Expiration date is 7/19/02.
  Premium received is $84,347.)                                         300           (27,000)
  (Strike Price is $30.00. Expiration date is 7/19/02.
  Premium received is $51,847.)                                         300            (9,000)
  (Strike Price is $27.50. Expiration date is 9/20/02.
  Premium received is $48,373.)                                         125           (27,500)
  (Strike Price is $30.00. Expiration date is 9/20/02.
  Premium received is $13,349.)                                          50            (6,750)
  (Strike Price is $32.50. Expiration date is 9/20/02.
  Premium received is $18,949.)                                         100            (8,500)

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)     June 30, 2002 (Unaudited)
--------------------------------------------------------------------------------

                     STRONG MULTI CAP VALUE FUND (continued)

                                                         Contracts
                                                        (100 shares     Value
                                                        per contract)  (Note 2)
--------------------------------------------------------------------------------
Noble Energy, Inc.
  (Strike Price is $40.00. Expiration date is 7/19/02.
  Premium received is $12,057.)                              100      ($    750)
  (Strike Price is $35.00. Expiration date is 8/16/02.
  Premium received is $145,095.)                             300        (69,750)

Omnicare, Inc.
  (Strike Price is $27.50. Expiration date is 7/19/02.
  Premium received is $10,057.)                              100         (4,250)
  (Strike Price is $25.00. Expiration date is 9/20/02.
  Premium received is $17,349.)                               50        (11,750)
  (Strike Price is $27.50. Expiration date is 9/20/02.
  Premium received is $37,099.)                              200        (20,500)

Power Integrations, Inc.
  (Strike Price is $15.00. Expiration date is 7/19/02.
  Premium received is $36,377.)                               94        (31,960)
  (Strike Price is $17.50. Expiration date is 7/19/02.
  Premium received is $110,797.)                             400        (65,000)
  (Strike Price is $20.00. Expiration date is 10/18/02.
  Premium received is $29,699.)                              100        (19,250)

Qwest Communications International, Inc.
  (Strike Price is $5.00. Expiration date is 7/19/02.
  Premium received is $36,299.)                              400         (3,000)
  (Strike Price is $7.50. Expiration date is 7/19/02.
  Premium received is $16,200.)                              100           (250)
  (Strike Price is $5.00. Expiration date is 10/18/02.
  Premium received is $16,699.)                              100         (4,500)

Schlumberger, Ltd.
  (Strike Price is $50.00. Expiration date is 8/16/02.
  Premium received is $32,849.)                               50         (6,125)

Sprint Corporation
  (Strike Price is $15.00. Expiration date is 8/16/02.
  Premium received is $39,899.)                              200         (3,500)
  (Strike Price is $17.50. Expiration date is 8/16/02.
  Premium received is $11,200.)                              100           (750)

Veeco Instruments, Inc.
  (Strike Price is $25.00. Expiration date is 7/19/02.
  Premium received is $47,349.)                               50         (5,125)
                                                           -----       --------
                                                           5,989      ($838,385)
                                                           =====       ========

                         STRONG SMALL COMPANY VALUE FUND

                                                         Shares or
                                                         Principal      Value
                                                           Amount      (Note 2)
-------------------------------------------------------------------------------
Common Stocks 93.3%
Banks - Midwest 5.2%
Peoples Bancorp, Inc.                                      4,950       $141,421
Provident Financial Group, Inc.                            5,400        156,654
UMB Financial Corporation                                  1,300         60,931
                                                                       --------
                                                                        359,006
Banks - Northeast 2.8%
First Commonwealth Financial Corporation                   9,000        121,410
NBT Bancorp, Inc.                                          3,800         68,666
                                                                       --------
                                                                        190,076
Banks - Southeast 1.3%
First National Corporation                                 3,000         90,600

Banks - West/Southwest 6.7%
Bankfirst Corporation                                      3,000        139,170
Summit Bancshares, Inc.                                    5,600        136,024
VIB Corporation (b)                                       14,355        186,759
                                                                       --------
                                                                        461,953
Chemicals - Plastics 0.8%
PolyOne Corporation                                        4,800         54,000

Computer Software - Enterprise 2.7%
Aspen Technology, Inc. (b)                                 9,700         80,898
J.D. Edwards & Company (b)                                 8,700        105,705
                                                                       --------
                                                                        186,603
Computer Software - Medical 0.3%
Eclipsys Corporation (b)                                   2,800         18,365

Containers 4.5%
Graphic Packaging International Corporation (b)           20,900        193,325
Jarden Corporation (b)                                     6,000        118,800
                                                                       --------
                                                                        312,125
Electronics - Military Systems 2.2%
Herley Industries, Inc. (b)                                7,200        152,712

Electronics - Semiconductor Equipment 1.6%
ATMI, Inc. (b)                                             5,000        111,850

Electronics Products - Miscellaneous 2.1%
Applied Films Corporation (b)                              6,100         68,747
Three-Five Systems, Inc. (b)                               6,400         72,960
                                                                       --------
                                                                        141,707
Energy - Other 1.8%
Arch Coal, Inc.                                            5,500        124,905

Finance - Investment Management 0.6%
Waddell & Reed Financial, Inc. Class A                     1,900         43,548

Finance - Savings & Loan 2.6%
Citizens First Bancorp, Inc.                               5,100        114,699
First Indiana Corporation                                  2,800         60,956
                                                                       --------
                                                                        175,655
Food - Miscellaneous Preparation 2.3%
Tasty Baking Company                                      11,500        155,250

Household - Housewares 0.9%
Tupperware Corporation                                     3,100         64,449

Insurance - Property/Casualty/Title 1.8%
Ohio Casualty Corporation (b)                              6,000        125,400

Leisure - Movies & Related 1.4%
Regal Entertainment Group Class A (b)                      4,000         93,280

Machinery - Construction/Mining 1.0%
Astec Industries, Inc. (b)                                 4,100         65,969

Machinery - Farm 4.5%
AGCO Corporation (b)                                       8,000        156,000
CTB International Corp. (b)                               10,100        155,136
                                                                       --------
                                                                        311,136
Machinery - General Industrial 1.8%
Robbins & Myers, Inc.                                      4,800        125,040

-------------------------------------------------------------------------------

                                                         Shares or
                                                         Principal     Value
                                                           Amount     (Note 2)
-------------------------------------------------------------------------------
Medical - Biomedical/Genetics 3.1%
BioMarin Pharmaceutical, Inc. (b)                          9,800     $   51,146
Guilford Pharmaceuticals, Inc. (b)                         7,000         52,780
Molecular Devices Corporation (b)                            300          5,340
Progenics Pharmaceuticals, Inc. (b)                        5,900         72,511
XOMA, Ltd. (b)                                             7,900         31,521
                                                                     ----------
                                                                        213,298

Medical - Hospitals 1.0%
Province Healthcare Company (b)                            3,000         67,080

Medical - Instruments 1.4%
Bruker AXS, Inc. (b)                                      65,400         98,100

Medical - Nursing Homes 1.3%
Kindred Healthcare, Inc. (b)                               2,000         89,260

Medical - Products 3.0%
Cambrex Corporation                                        5,100        204,510

Metal Ores - Miscellaneous 2.0%
Stillwater Mining Company (b)                              8,500        138,380

Metal Processing & Fabrication 3.3%
Worthington Industries, Inc.                              12,600        228,060

Oil & Gas - Field Services 3.0%
Layne Christensen Company (b)                             22,100        204,425

Oil & Gas - Refining/Marketing 1.0%
Lubrizol Corporation                                       2,000         67,000

Oil & Gas - United States Exploration & Production 2.0%
Nuevo Energy Company (b)                                   8,500        134,300

Pollution Control - Services 1.7%
Casella Waste Systems, Inc. (b)                            9,900        118,899

Retail - Apparel/Shoe 0.7%
American Eagle Outfitters, Inc. (b)                        2,300         48,622

Retail - Department Stores 1.5%
Neiman Marcus Group, Inc. Class A (b)                      3,000        104,100

Retail - Drug Stores 1.4%
Duane Reade, Inc. (b)                                      2,900         98,745

Retail - Mail Order & Direct 1.1%
Blair Corporation                                          3,000         76,740

Retail - Restaurants 2.9%
Garden Fresh Restaurant Corporation (b)                   16,500        195,525

Retail - Super/Mini Markets 1.5%
The Penn Traffic Company (b)                              10,300        103,000

Retail/Wholesale - Auto Parts 1.0%
The Pep Boys - Manny, Moe & Jack                           3,900         65,715

Retail/Wholesale - Building Products 3.4%
Central Garden & Pet Company (b)                          13,500        236,655

Shoes & Related Apparel 2.0%
The Stride Rite Corporation                               17,000        136,000

Telecommunications - Equipment 2.1%
Anaren Microwave, Inc. (b)                                 8,100         69,984
Spectrian Corporation (b)                                  7,400         76,738
                                                                     ----------
                                                                        146,722
Textile - Apparel Manufacturing 2.8%
Russell Corporation                                        9,900        190,575

Transportation - Truck 1.2%
U.S. Xpress Enterprises, Inc. (b)                          6,500         85,215
-------------------------------------------------------------------------------
Total Common Stocks (Cost $6,408,148)                                 6,414,555
-------------------------------------------------------------------------------
Short-Term Investments (a) 0.1%
Repurchase Agreements
State Street Bank (Dated 6/28/02), 1.50%,
  Due 7/01/02 (Repurchase proceeds $5,201);
  Collateralized by: United States Government
  & Agency Issues (d)                                     $5,200          5,200
-------------------------------------------------------------------------------
Total Short-Term Investments (Cost $5,200)                                5,200
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Total Investments in Securities (Cost $6,413,348) 93.4%               6,419,755
Other Assets and Liabilities, Net 6.6%                                  457,174
-------------------------------------------------------------------------------
Net Assets 100.0%                                                    $6,876,929
===============================================================================

                           STRONG STRATEGIC VALUE FUND

                                                         Shares or
                                                         Principal      Value
                                                           Amount      (Note 2)
-------------------------------------------------------------------------------
Common Stocks 95.2%
Aerospace - Defense 1.2%
General Dynamics Corporation                                 100        $10,635

Auto Manufacturers - Domestic 0.9%
General Motors Corporation                                   150          8,018

Banks - Midwest 1.3%
Provident Financial Group, Inc.                              400         11,604

Banks - Money Center 8.6%
Bank of America Corporation                                  300         21,108
The Bank of New York Company, Inc.                           300         10,125
Citigroup, Inc.                                              800         31,000
J.P. Morgan Chase & Company                                  400         13,568
                                                                        -------
                                                                         75,801
Banks - Southeast 2.0%
Compass Bancshares, Inc.                                     300         10,080
Hibernia Corporation Class A                                 400          7,916
                                                                        -------
                                                                         17,996
Banks - Super Regional 5.3%
Bank One Corporation                                         200          7,696
U.S. Bancorp                                                 400          9,340
Wachovia Corporation                                         400         15,272
Wells Fargo Company                                          300         15,018
                                                                        -------
                                                                         47,326
Building - Construction Products/
  Miscellaneous 0.9%
The Stanley Works                                            200          8,202

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)    June 30, 2002 (Unaudited)
-------------------------------------------------------------------------------

                     STRONG STRATEGIC VALUE FUND (continued)

                                                         Shares or
                                                         Principal      Value
                                                           Amount      (Note 2)
-------------------------------------------------------------------------------
Building Products - Wood 1.0%
Weyerhaeuser Company                                         135        $ 8,620

Chemicals - Plastics 0.5%
PolyOne Corporation                                          400          4,500

Commercial Services - Miscellaneous 0.9%
ARAMARK Corporation Class B (b)                              300          7,500

Computer - Manufacturers 2.2%
Hewlett-Packard Company                                      600          9,168
International Business Machines Corporation                  140         10,080
                                                                        -------
                                                                         19,248
Computer Software - Enterprise 0.9%
VERITAS Software Corporation (b)                             400          7,916

Computer Software - Medical 0.8%
WebMD Corporation (b)                                      1,200          6,756

Diversified Operations 5.4%
AOL Time Warner, Inc. (b)                                    400          5,884
Agilent Technologies, Inc. (b)                               360          8,514
E.I. Du Pont de Nemours & Company                            200          8,880
Emerson Electric Company                                     200         10,702
Honeywell International, Inc.                                200          7,046
United Technologies Corporation                              100          6,790
                                                                        -------
                                                                         47,816
Electronics - Semiconductor
   Manufacturing 0.7%
Integrated Device Technology, Inc. (b)                       360          6,530

Energy - Other 1.5%
Arch Coal, Inc.                                              600         13,626

Finance - Equity REIT 3.2%
CarrAmerica Realty Corporation                               300          9,255
Duke Realty Investments, Inc.                                300          8,685
Kimco Realty Corporation                                     300         10,047
                                                                        -------
                                                                         27,987
Finance - Investment Brokers 2.3%
Merrill Lynch & Company, Inc.                                300         12,150
Morgan Stanley, Dean Witter & Company                        200          8,616
                                                                        -------
                                                                         20,766
Finance - Investment Management 1.5%
T. Rowe Price Group, Inc.                                    200          6,576
Waddell & Reed Financial, Inc. Class A                       300          6,876
                                                                        -------
                                                                         13,452
Finance - Mortgage & Related Services 0.8%
Federal National Mortgage Association                        100          7,375

Finance - Savings & Loan 0.8%
Washington Mutual, Inc.                                      200          7,422

Financial Services - Miscellaneous 0.8%
American Express Company                                     200          7,264

Food - Meat Products 1.6%
Tyson Foods, Inc. Class A                                    900         13,959

Food - Miscellaneous Preparation 1.5%
General Mills, Inc.                                          300         13,224

Insurance - Brokers 0.3%
Aon Corporation                                              100          2,948

Insurance - Diversified 1.9%
American International Group, Inc.                           100          6,823
Prudential Financial, Inc. (b)                               300         10,008
                                                                        -------
                                                                         16,831
Insurance - Life 2.5%
Jefferson-Pilot Corporation                                  200          9,400
Lincoln National Corporation                                 300         12,600
                                                                        -------
                                                                         22,000
Insurance - Property/Casualty/Title 0.4%
The Allstate Corporation                                     100          3,698

Leisure - Movies & Related 1.3%
Regal Entertainment Group Class A (b)                        500         11,660

Leisure - Services 0.9%
The Walt Disney Company                                      400          7,560

Machinery - Construction/Mining 1.1%
Caterpillar, Inc.                                            200          9,790

Machinery - Farm 1.3%
AGCO Corporation (b)                                         600         11,700

Media - Cable TV 0.8%
Liberty Media Corporation Series A (b)                       700          7,000

Media - Newspapers 0.9%
Gannett Company, Inc.                                        100          7,590

Media - Periodicals 1.1%
Readers Digest Association, Inc. Class A                     500          9,365

Medical - Drug/Diversified 1.0%
Abbott Laboratories                                          100          3,765
Johnson & Johnson                                            100          5,226
                                                                        -------
                                                                          8,991
Medical - Ethical Drugs 2.9%
Bristol-Myers Squibb Company                                 200          5,140
Merck & Company, Inc.                                        400         20,256
                                                                        -------
                                                                         25,396
Medical - Hospitals 0.5%
HCA-The Healthcare Company                                   100          4,750

Medical - Products 0.9%
Cambrex Corporation                                          200          8,020

Medical - Wholesale Drugs/Sundries 0.7%
McKesson HBOC, Inc.                                          200          6,540

Metal Products - Fasteners 0.8%
Illinois Tool Works, Inc.                                    100          6,830

Oil & Gas - International Integrated 6.1%
ChevronTexaco Corporation                                    100          8,850
Exxon Mobil Corporation                                    1,100         45,012
                                                                        -------
                                                                         53,862
Oil & Gas - Machinery/Equipment 0.8%
Smith International, Inc. (b)                                100          6,819

Oil & Gas - Refining/Marketing 0.8%
Sunoco, Inc.                                                 200          7,126

-------------------------------------------------------------------------------

                                                         Shares or
                                                         Principal      Value
                                                           Amount      (Note 2)
-------------------------------------------------------------------------------
Oil & Gas - United States Exploration &
  Production 1.0%
Occidental Petroleum Corporation                             300       $  8,997

Oil & Gas - United States Integrated 1.3%
Phillips Petroleum Company                                   200         11,776

Paper & Paper Products 1.0%
International Paper Company                                  200          8,716

Retail - Apparel/Shoe 0.7%
American Eagle Outfitters, Inc. (b)                          300          6,342

Retail - Department Stores 1.1%
May Department Stores Company                                300          9,879

Retail - Drug Stores 1.9%
Duane Reade, Inc. (b)                                        500         17,025

Retail - Restaurants 1.9%
McDonald's Corporation                                       600         17,070

Soap & Cleaning Preparations 1.5%
The Procter & Gamble Company                                 150         13,395

Telecommunications - Cellular 1.0%
AT&T Wireless Services, Inc. (b)                           1,500          8,775

Telecommunications - Services 4.3%
AT&T Corporation                                             700          7,490
BellSouth Corporation                                        300          9,450
SBC Communications, Inc.                                     300          9,150
Verizon Communications, Inc.                                 300         12,045
                                                                       --------
                                                                         38,135
Tobacco 1.0%
Philip Morris Companies, Inc.                                200          8,736

Transportation - Air Freight 0.6%
FedEx Corporation                                            100          5,340

Transportation - Rail 0.8%
Norfolk Southern Corporation                                 300          7,014

Utility - Electric Power 3.5%
Exelon Corporation                                           200         10,460
FirstEnergy Corporation                                      200          6,676
PPL Corporation                                              200          6,616
TECO Energy, Inc.                                            300          7,425
                                                                       --------
                                                                         31,177
-------------------------------------------------------------------------------
Total Common Stocks (Cost $895,501)                                    $844,396
-------------------------------------------------------------------------------
Short-Term Investments (a) 0.1%
Repurchase Agreements
State Street Bank (Dated 6/28/02), 1.50%,
  Due 7/01/02 (Repurchase proceeds $1,100);
  Collateralized by: United States
  Government & Agency Issues (d)                          $1,100          1,100
-------------------------------------------------------------------------------
Total Short-Term Investments (Cost $1,100)                                1,100
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Total Investments in Securities (Cost $896,601) 95.3%                   845,496
Other Assets and Liabilities, Net 4.7%                                   41,668
-------------------------------------------------------------------------------
Net Assets 100.0%                                                      $887,164
===============================================================================

                           STRONG DIVIDEND INCOME FUND

                                                         Shares or
                                                         Principal     Value
                                                           Amount     (Note 2)
-------------------------------------------------------------------------------
Common Stocks 97.6%
Aerospace - Defense 1.3%
General Dynamics Corporation                              24,500    $ 2,605,575

Auto Manufacturers - Domestic 1.7%
General Motors Corporation                                62,300      3,329,935

Auto/Truck - Original Equipment 0.7%
Delphi Automotive Systems Corporation                    101,000      1,333,200

Banks - Money Center 7.8%
Bank of America Corporation                               91,000      6,402,760
Citigroup, Inc.                                          238,000      9,222,500
                                                                    -----------
                                                                     15,625,260
Banks - Northeast 1.3%
North Fork Bancorporation, Inc.                           68,000      2,707,080

Banks - Super Regional 8.6%
AmSouth Bancorporation                                   106,000      2,372,280
Bank One Corporation                                     107,500      4,136,600
U.S. Bancorp                                             114,000      2,661,900
Wachovia Corporation                                     101,000      3,856,180
Wells Fargo Company                                       83,000      4,154,980
                                                                    -----------
                                                                     17,181,940
Beverages - Alcoholic 1.0%
Anheuser-Busch Companies, Inc.                            42,000      2,100,000

Building - Construction Products/
  Miscellaneous 0.7%
Masco Corporation                                         50,000      1,355,500

Chemicals - Basic 1.3%
The Dow Chemical Company                                  76,500      2,630,070

Computer - Graphics 0.3%
Autodesk, Inc.                                            51,000        675,750

Computer - Manufacturers 2.0%
Hewlett-Packard Company                                   80,787      1,234,425
International Business Machines Corporation               39,000      2,808,000
                                                                    -----------
                                                                      4,042,425
Cosmetics - Personal Care 0.4%
Avon Products, Inc.                                       16,000        835,840

Diversified Operations 5.2%
E.I. Du Pont de Nemours & Company                         66,000      2,930,400
Emerson Electric Company                                  53,000      2,836,030
General Electric Company                                  27,000        784,350
Honeywell International, Inc.                             50,000      1,761,500
3M Co.                                                     9,000      1,107,000
United Technologies Corporation                           14,000        950,600
                                                                    -----------
                                                                     10,369,880
Finance - Equity REIT 0.7%
Boston Properties, Inc.                                   24,000        958,800
Health Care Property Investors, Inc.                      10,000        429,000
                                                                    -----------
                                                                      1,387,800
Finance - Investment Brokers 1.6%
Merrill Lynch & Company, Inc.                             28,500      1,154,250
Morgan Stanley, Dean Witter & Company                     50,000      2,154,000
                                                                    -----------
                                                                      3,308,250
Finance - Mortgage & Related Services 2.4%
Federal National Mortgage Association                     64,000      4,720,000

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)    June 30, 2002 (Unaudited)
-------------------------------------------------------------------------------

                     STRONG DIVIDEND INCOME FUND (continued)

                                                        Shares or
                                                        Principal     Value
                                                          Amount     (Note 2)
-------------------------------------------------------------------------------
Finance - Savings & Loan 2.2%
Washington Mutual, Inc.                                  118,500   $  4,397,535

Financial Services - Miscellaneous 0.7%
American Express Company                                  39,000      1,416,480

Food - Miscellaneous Preparation 2.2%
ConAgra, Inc.                                             58,000      1,603,700
General Mills, Inc.                                       16,000        705,280
PepsiCo, Inc.                                             44,000      2,120,800
                                                                   ------------
                                                                      4,429,780
Insurance - Diversified 2.2%
American International Group, Inc.                        63,500      4,332,605

Insurance - Life 0.9%
MetLife, Inc.                                             65,000      1,872,000

Insurance - Property/Casualty/Title 1.5%
The Allstate Corporation                                  80,000      2,958,400

Leisure - Services 1.7%
The Walt Disney Company                                  177,500      3,354,750

Machinery - Construction/Mining 0.9%
Caterpillar, Inc.                                         39,000      1,909,050

Media - Cable TV 1.6%
Comcast Corporation Class A (b)                           93,000      2,178,990
Liberty Media Corporation Series A (b)                    95,000        950,000
                                                                   ------------
                                                                      3,128,990
Media - Newspapers 1.0%
Gannett Company, Inc.                                     26,000      1,973,400

Medical - Drug/Diversified 1.9%
Abbott Laboratories                                       20,000        753,000
Johnson & Johnson                                         57,000      2,978,820
                                                                   ------------
                                                                      3,731,820
Medical - Ethical Drugs 1.3%
Merck & Company, Inc.                                     36,500      1,848,360
Pfizer, Inc.                                              22,000        770,000
                                                                   ------------
                                                                      2,618,360
Medical - Health Maintenance
  Organizations 0.7%
WellPoint Health Networks, Inc. (b)                       17,000      1,322,770

Medical - Hospitals 0.9%
Tenet Healthcare Corporation (b)                          26,000      1,860,300

Medical - Products 0.3%
Baxter International, Inc.                                14,000        622,300

Medical/Dental - Supplies 0.1%
Becton, Dickinson & Company                                8,000        275,600

Metal Ores - Miscellaneous 0.9%
Alcoa, Inc.                                               52,000      1,723,800

Metal Products - Fasteners 0.7%
Illinois Tool Works, Inc.                                 22,000      1,502,600

Office - Equipment & Automation 0.9%
Pitney Bowes, Inc.                                        46,000      1,827,120

Oil & Gas - International Integrated 8.0%
BP PLC Sponsored ADR                                      81,000      4,089,690
Conoco, Inc.                                              94,500      2,627,100
Exxon Mobil Corporation                                  171,000      6,997,320
Royal Dutch Petroleum Company                             41,300      2,282,651
                                                                   ------------
                                                                     15,996,761
Oil & Gas - International Specialty 0.6%
Kerr McGee Corporation                                    21,800      1,167,390

Oil & Gas - Refining/Marketing 1.6%
Duke Energy Corporation                                   88,000      2,736,800
Dynegy, Inc.                                              42,000        302,400
ONEOK, Inc.                                               10,000        219,500
                                                                   ------------
                                                                      3,258,700
Paper & Paper Products 3.6%
International Paper Company                               59,000      2,571,220
Kimberly-Clark Corporation                                75,000      4,650,000
                                                                   ------------
                                                                      7,221,220
Retail - Department Stores 1.1%
Sears, Roebuck & Company                                  40,000      2,172,000

Retail - Major Discount Chains 1.1%
Target Corporation                                        60,000      2,286,000

Telecommunications - Equipment 0.6%
Nokia Corporation Sponsored ADR                           57,000        825,360
Scientific-Atlanta, Inc.                                  19,000        312,550
                                                                   ------------
                                                                      1,137,910
Telecommunications - Services 8.3%
AT&T Corporation                                          85,000        909,500
BellSouth Corporation                                    102,000      3,213,000
SBC Communications, Inc.                                 290,001      8,845,031
Verizon Communications, Inc.                              92,000      3,693,800
                                                                   ------------
                                                                     16,661,331
Tobacco 1.5%
Philip Morris Companies, Inc.                             70,000      3,057,600

Transportation - Airline 0.1%
Southwest Airlines Company                                12,000        193,920

Transportation - Rail 1.5%
Burlington Northern Santa Fe Corporation                  51,000      1,530,000
Union Pacific Corporation                                 22,000      1,392,160
                                                                   ------------
                                                                      2,922,160
Utility - Electric Power 8.8%
Dominion Resources, Inc.                                  68,400      4,528,080
Exelon Corporation                                         5,000        261,500
FirstEnergy Corporation                                  190,000      6,342,200
TXU Corporation                                          127,000      6,546,850
                                                                   ------------
                                                                     17,678,630
Utility - Gas Distribution 1.2%
Equitable Resources, Inc.                                 70,800      2,428,440
-------------------------------------------------------------------------------
Total Common Stocks (Cost $189,935,195)                             195,648,227
-------------------------------------------------------------------------------
Convertible Preferred Stocks 1.0%
Utility - Electric Power 9.50%
TECO Energy, Inc.                                         85,000      2,121,600
-------------------------------------------------------------------------------
Total Convertible Preferred Stocks (Cost $2,084,030)                  2,121,600
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

                                                        Shares or
                                                        Principal     Value
                                                          Amount     (Note 2)
-------------------------------------------------------------------------------
Short-Term Investments (a) 0.8%
Repurchase Agreements
ABN AMRO Inc. (Dated 6/28/02), 1.91%,
  Due 7/01/02 (Repurchase proceeds
  $600,096); Collateralized by:
  United States Government & Agency Issues (d)         $ 600,000   $    600,000
State Street Bank (Dated 6/28/02), 1.50%,
   Due 7/01/02 (Repurchase proceeds
   $1,017,627); Collateralized by:
   United States Government & Agency Issues (d)        1,017,500      1,017,500
-------------------------------------------------------------------------------
Total Short-Term Investments (Cost $1,617,500)                        1,617,500
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Total Investments in Securities (Cost $193,636,725) 99.4%           199,387,327
Other Assets and Liabilities, Net 0.6%                                1,165,213
-------------------------------------------------------------------------------
Net Assets 100.0%                                                  $200,552,540
===============================================================================

LEGEND
-------------------------------------------------------------------------------
(a) Short-term investments include any security which has a remaining maturity of less than one year.
(b)  Non-income producing security.
(c) All or a portion of these securities are held in conjunction with open written option contracts.
(d)  See Note 2(I) of Notes to Financial Statements.


Percentages are stated as a percent of net assets.

                       See Notes to Financial Statements.
                                                                              27

STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
June 30, 2002 (Unaudited)


                                                                    (In Thousands, Except Per Share Amounts)

                                                              Strong All Cap    Strong Dow 30    Strong Mid Cap
                                                                Value Fund        Value Fund     Disciplined Fund
                                                              --------------    -------------    ----------------
                                                                 (Note 1)
Assets:
  Investments in Securities, at Value
    (Cost of $2,809, $93,638 and $180,261, respectively)          $2,500           $ 93,795          $184,445
  Receivable for Securities Sold                                       5                583            10,307
  Receivable for Fund Shares Sold                                     --                342                37
  Dividends and Interest Receivable                                    3                224               185
  Other Assets                                                        15                 28                15
                                                                  ------           --------          --------
  Total Assets                                                     2,523             94,972           194,989

Liabilities:
  Payable for Securities Purchased                                    28                 --             4,794
  Written Options,at Value (Premiums Received of                       2                 --                --
    $5, $0 and $0, and respectively)
  Payable for Fund Shares Redeemed                                    --                235               187
  Accrued Operating Expenses and Other Liabilities                    15                 56                53
                                                                  ------            -------          --------
  Total Liabilities                                                   45                291             5,034
                                                                  ------            -------          --------
Net Assets                                                        $2,478            $94,681          $189,955
                                                                  ======            =======          ========

Net Assets Consist of:
  Capital Stock (Par Value and Paid-in Capital)                   $2,771           $105,844          $189,225
  Accumulated Net Investment Income (Loss)                            (6)               413                 5
  Accumulated Net Realized Gain (Loss)                                18            (11,734)           (3,459)
  Net Unrealized Appreciation (Depreciation)                        (305)               158             4,184
                                                                  ------           --------          --------
  Net Assets                                                      $2,478           $ 94,681          $189,955
                                                                  ======           ========          ========
Capital Shares Outstanding (Unlimited Number Authorized)             277              8,185            11,177

Net Asset Value Per Share                                          $8.93             $11.57            $17.00
                                                                   =====             ======            ======


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
June 30, 2002 (Unaudited)

                                                              (In Thousands, Except Per Share Amounts)

                                                                Strong          Strong         Strong
                                                               Multi Cap    Small Company     Strategic
                                                              Value Fund      Value Fund     Value Fund
                                                              ----------    -------------    ----------
                                                                               (Note 1)       (Note 1)
Assets:
  Investments in Securities, at Value
    (Cost of $375,495, $6,413 and $897, respectively)          $303,240         $6,420          $845
  Receivable for Securities Sold                                    846            438            37
  Receivable for Fund Shares Sold                                     5             19            --
  Dividends and Interest Receivable                                 236              4             1
  Other Assets                                                        8             14            18
                                                               --------         ------          ----
  Total Assets                                                  304,335          6,895           901

Liabilities:
  Payable for Securities Purchased                                  530             --            --
  Written Options, at Value (Premiums Received of
    $1,616, $0 and $0, respectively)                                838             --            --
  Payable for Fund Shares Redeemed                                   47             --            --
  Accrued Operating Expenses and Other Liabilities                  247             18            14
                                                               --------         ------          ----
  Total Liabilities                                               1,662             18            14
                                                               --------         ------          ----
Net Assets                                                     $302,673         $6,877          $887
                                                               ========         ======          ====

Net Assets Consist of:
  Capital Stock (Par Value and Paid-in Capital)                $421,738         $7,221          $973
  Accumulated Net Investment Income (Loss)                         (775)           (14)            1
  Accumulated Net Realized Loss                                 (46,813)          (337)          (36)
  Net Unrealized Appreciation (Depreciation)                    (71,477)             7           (51)
                                                               --------         ------          ----
  Net Assets                                                   $302,673         $6,877          $887
                                                               ========         ======          ====
Capital Shares Outstanding (Unlimited Number Authorized)          6,091            719            98

Net Value Per Share                                              $49.69          $9.57         $9.08
                                                                 ======          =====         =====


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
June 30, 2002 (Unaudited)

                                                                         (In Thousands, Except As Noted)

                                                                                    Strong
                                                                                   Dividend
                                                                                  Income Fund
                                                                                  -----------
                                                                                    (Note 1)
Assets:
  Investments in Securities, at Value (Cost of $193,637)                           $199,387
  Receivable for Securities Sold                                                      1,375
  Receivable for Fund Shares Sold                                                        19
  Dividends and Interest Receivable                                                     328
  Other Assets                                                                           34
                                                                                   --------
  Total Assets                                                                      201,143

Liabilities:
  Payable for Securities Purchased                                                      344
  Payable for Fund Shares Redeemed                                                      157
  Accrued Operating Expenses and Other Liabilities                                       89
                                                                                   --------
  Total Liabilities                                                                     590
                                                                                   --------
Net Assets                                                                         $200,553
                                                                                   ========

Net Assets Consist of:
  Capital Stock (Par Value and Paid-in Capital)                                    $191,851
  Undistributed Net Investment Income                                                    90
  Undistributed Net Realized Gain                                                     2,861
  Net Unrealized Appreciation                                                         5,751
                                                                                   --------
  Net Assets                                                                       $200,553
                                                                                   ========
Investor Class ($ and shares in full)
  Net Assets                                                                   $200,459,074
  Capital Shares Outstanding (Unlimited Number Authorized)                       14,439,509

  Net Asset Value Per Share                                                          $13.88
                                                                                     ======
Class K ($ and shares in full)
  Net Assets                                                                        $93,466
  Capital Shares Outstanding (Unlimited Number Authorized)                            6,739

  Net Asset Value Per Share                                                          $13.87
                                                                                     ======


30
                       See Notes to Financial Statements.

STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------
For the Six Months Ended June 30, 2002 (Unaudited)

                                                                             (In Thousands)

                                                            Strong All Cap    Strong Dow 30     Strong Mid Cap
                                                              Value Fund        Value Fund     Disciplined Fund
                                                            --------------    -------------    ----------------
                                                               (Note 1)
Income:
  Dividends                                                      $  4              $1,049            $1,011
  Interest                                                          2                  50                92
                                                                 ----              ------            ------
  Total Income                                                      6               1,099             1,103

Expenses:
  Investment Advisory Fees                                          4                 290               583
  Administrative Fees                                               2                 157               234
  Custodian Fees                                                    2                   5                11
  Shareholder Servicing Costs                                      --                 179               243
  Federal and State Registration Fees                               1                  12                16
  12b-1 Fees                                                        1                  --                --
  Other                                                             2                  53                18
                                                                 ----              ------            ------
  Total Expenses before Expense Offsets                            12                 696             1,105
  Expense Offsets (Note 4)                                         --                  (1)               (7)
                                                                 ----              ------            ------
  Expenses, Net                                                    12                 695             1,098
                                                                 ----              ------            ------
Net Investment Income (Loss)                                       (6)                404                 5

Realized and Unrealized Gain (Loss):
  Net Realized Gain (Loss) on:
    Investments                                                     6              (3,080)           (7,688)
    Futures Contracts and Written Options                          13                  --                77
                                                                 ----              ------            ------
    Net Realized Gain (Loss)                                       19              (3,080)           (7,611)
  Net Change in Unrealized Appreciation/Depreciation on:
    Investments                                                  (309)             (4,605)           (1,943)
    Written Options                                                 3                  --                --
                                                                 ----              ------            ------
    Net Change in Unrealized Appreciation/Depreciation           (306)             (4,605)           (1,943)
                                                                 ----              ------            ------
Net Loss on Investments                                          (287)             (7,685)           (9,554)
                                                                 ----              ------            ------
Net Decrease in Net Assets Resulting from Operations            ($293)            ($7,281)          ($9,549)
                                                                 ====              ======            ======


                       See Notes to Financial Statements.
                                                                              31

--------------------------------------------------------------------------------
For the Six Months Ended June 30, 2002 (Unaudited)

                                                                                     (In Thousands)

                                                                           Strong         Strong        Strong
                                                                         Multi Cap    Small Company   Strategic
                                                                         Value Fund     Value Fund    Value Fund
                                                                         ----------   -------------   ----------
                                                                                         (Note 1)      (Note 1)
Income:
  Dividends - Unaffiliated Issuers (net of foreign withholding taxes
    of $16, $0 and $0, respectively)                                      $ 1,622          $ 12           $ 4
  Dividends - Affiliated Issuers                                               29            --            --
  Interest                                                                    136             2            --
                                                                          -------          ----           ---
  Total Income                                                              1,787            14             4

Expenses:
  Investment Advisory Fees                                                  1,229            11             2
  Administrative Fees                                                         410             4             1
  Custodian Fees                                                               43             1             5
  Shareholder Servicing Costs                                                 658             4            --
  Professional Fees                                                            21            --             3
  Reports to Shareholders                                                     149             2             1
  Federal and State Registration Fees                                          40             2             1
  12b-1 Fees                                                                   --             4             1
  Other                                                                        31             1            --
                                                                          -------          ----           ---
  Total Expenses before Expense Offsets                                     2,581            29            14
  Expense Offsets (Note 4)                                                    (20)           (1)          (11)
                                                                          -------          ----           ---
  Expenses, Net                                                             2,561            28             3
                                                                          -------          ----           ---
Net Investment Income (Loss)                                                 (774)          (14)            1

Realized and Unrealized Gain (Loss):
  Net Realized Gain (Loss) on:
    Investments                                                             6,017          (332)          (34)
    Futures Contracts and Written Options                                   1,886            (4)           (2)
                                                                          -------          ----           ---
    Net Realized Gain (Loss)                                                7,903          (336)          (36)
  Net Change in Unrealized Appreciation/Depreciation on:
    Investments                                                           (27,142)            6           (51)
    Written Options                                                         1,480            --            --
                                                                          -------          ----           ---
    Net Change in Unrealized Appreciation/Depreciation                    (25,662)            6           (51)
                                                                          -------          ----           ---
Net loss on Investment                                                    (17,759)         (330)          (87)
                                                                          -------          ----           ---
Net Decrease in Net Assets Resulting from Operations                     ($18,533)        ($344)         ($86)
                                                                          =======          ====           ===

                        See Notes to Financial Statements

--------------------------------------------------------------------------------
For the Six Months Ended June 30, 2002 (Unaudited)

                                                                                         (In Thousands)

                                                                                             Strong
                                                                                            Dividend
                                                                                           Income Fund
                                                                                           -----------
                                                                                            (Note 1)
Income:
  Dividends (net of foreign withholding taxes of $10)                                        $ 2,395
  Interest                                                                                        65
                                                                                             -------
  Total Income                                                                                 2,460

Expenses (Note 4):
  Investment Advisory Fees                                                                       721
  Administrative Fees                                                                            329
  Custodian Fees                                                                                  16
  Shareholder Servicing Costs                                                                    346
  Reports to Shareholders                                                                         77
  Brokerage Fees                                                                                   1
  Transfer Agency Banking Charges                                                                  2
  Professional Fees                                                                               (4)
  Other                                                                                           43
                                                                                             -------
  Expenses, Net                                                                                1,531
                                                                                             -------
Net Investment Income                                                                            929

Realized and Unrealized Gain (Loss):
  Net Realized Gain on Investments                                                             4,758
  Net Change in Unrealized Appreciation/Depreciation on Investments                          (20,734)
                                                                                              ------
Net Loss on Investments                                                                      (15,976)
                                                                                             -------
Net Decrease in Net Assets Resulting from Operations                                        ($15,047)
                                                                                             =======

                       See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                                   (In Thousands)
                                                                               Strong All Cap
                                                                                 Value Fund            Strong Dow 30 Value Fund
                                                                               --------------      ---------------------------------
                                                                               Period Ended        Six Months Ended      Year Ended
                                                                               June 30, 2002        June 30, 2002      Dec. 31, 2001
                                                                               --------------      ----------------   --------------
                                                                                (Unaudited)           (Unaudited)
                                                                                  (Note 1)
Operations:
   Net Investment Income (Loss)                                                    ($    6)             $   404          $    588
   Net Realized Gain (Loss)                                                             19               (3,080)           (1,133)
   Net Change in Unrealized Appreciation/Depreciation                                 (306)              (4,605)           (8,823)
                                                                                    ------              -------          --------
   Net Decrease in Net Assets Resulting from Operations                               (293)              (7,281)           (9,368)
Distributions from Net Investment Income                                                --                   --              (579)

Capital Share Transactions (Note 5):
   Net Increase (Decrease) in Net Assets from
     Capital Share Transactions                                                      2,771               (5,882)          (41,921)
                                                                                    ------              -------          --------
Total Increase (Decrease) in Net Assets                                              2,478              (13,163)          (51,868)

Net Assets:
   Beginning of Period                                                                  --              107,844           159,712
                                                                                    ------              -------          --------
   End of Period                                                                    $2,478              $94,681          $107,844
                                                                                    ======              =======          ========

                                          Strong Mid Cap Disciplined Fund                    Strong Multi Cap Value Fund
                                          ---------------------------------     ----------------------------------------------------
                                          Six Months Ended     Year Ended          Six Months Ended    Period Ended     Year Ended
                                            June 30, 2002     Dec. 31, 2001          June 30, 2002     Dec. 31, 2001  Sept. 30, 2001
                                          ----------------    -------------     -------------------    -------------  --------------
                                           (Unaudited)                             (Unaudited)           (Note 1)
Operations:
   Net Investment Income (Loss)              $      5           ($   116)            ($    774)          ($   346)       $    107
   Net Realized Gain (Loss)                    (7,611)             4,647                 7,903             (2,497)         43,993
   Net Change in Unrealized
     Appreciation/Depreciation                 (1,943)             4,039               (25,662)            49,485         (86,873)
                                             --------            -------              --------           --------        --------
   Net Increase (Decrease) in Net Assets
     Resulting from Operations                 (9,549)             8,570               (18,533)            46,642         (42,773)

Distributions:
   From Net Investment Income                      --                 --                    --               (107)             --
   From Net Realized Gains                         --                (19)                   --                 --              --
                                             --------            -------              --------           --------        --------
   Total Distributions                             --                (19)                   --               (107)             --

Capital Share Transactions (Note 5):
   Net Increase (Decrease) in Net
     Assets from Capital Share
     Transactions                             107,092             65,367               (32,243)              (660)        (51,600)
                                             --------            -------              --------           --------        --------
Total Increase (Decrease) in Net Assets        97,543             73,918               (50,776)            45,875         (94,373)

Net Assets:
   Beginning of Period                         92,412             18,494               353,449            307,574         401,947
                                             --------            -------              --------           --------        --------
   End of Period                             $189,955            $92,412              $302,673           $353,449        $307,574
                                             ========            =======              ========           ========        ========

34
                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                                                          (In Thousands)

                                                                                    Strong              Strong
                                                                                 Small Company         Strategic
                                                                                   Value Fund         Value Fund
                                                                                 -------------       -------------
                                                                                 Period Ended        Period Ended
                                                                                 June 30, 2002       June 30, 2002
                                                                                 -------------       -------------
                                                                                  (Unaudited)         (Unaudited)
                                                                                    (Note 1)            (Note 1)
Operations:
   Net Investment Income (Loss)                                                    ($   14)              $   1
   Net Realized Loss                                                                  (336)                (36)
   Net Change in Unrealized Appreciation/Depreciation                                    6                 (51)
                                                                                    ------               -----
   Net Decrease in Net Assets Resulting from Operations                               (344)                (86)

Distributions from Net Investment Income                                                --                  --

Capital Share Transactions (Note 5):
   Net Increase in Net Assets from Capital Share Transactions                        7,221                 973
                                                                                    ------               -----
Total Increase in Net Assets                                                         6,877                 887

Net Assets:
   Beginning of Period                                                                  --                  --
                                                                                    ------               -----
   End of Period                                                                    $6,877               $ 887
                                                                                    ======               =====


                                                                                   Strong Dividend Income Fund
                                                                                 ---------------------------------
                                                                                 Six Months Ended     Year Ended
                                                                                  June 30, 2002      Dec. 31, 2001
                                                                                 ----------------    -------------
                                                                                  (Unaudited)
                                                                                    (Note 1)
Operations:
   Net Investment Income                                                          $    929            $  5,809
   Net Realized Gain                                                                 4,758               3,285
   Net Change in Unrealized Appreciation/Depreciation                              (20,734)            (43,699)
                                                                                  --------            --------
   Net Decrease in Net Assets Resulting from Operations                            (15,047)            (34,605)

Distributions:
   From Net Investment Income:
     Investor Class                                                                   (882)             (5,793)
     Class K                                                                            (1)                 --
   From Net Realized Gains:
     Investor Class                                                                 (3,774)                 --
     Class K                                                                            (2)                 --
                                                                                  --------            --------
   Total Distributions                                                              (4,659)             (5,793)

Capital Share Transactions (Note 5):
   Net Decrease in Net Assets from Capital Share Transactions                      (14,169)            (23,061)
                                                                                  --------            --------
Total Decrease in Net Assets                                                       (33,875)            (63,459)

Net Assets:
   Beginning of Period                                                             234,428             297,887
                                                                                  --------            --------
   End of Period                                                                  $200,553            $234,428
                                                                                  ========            ========

                       See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
June 30, 2002 (Unaudited)

1.   Organization

     The accompanying financial statements represent the Strong Value Funds (the "Funds"), which include the following funds, each with its own investment objectives and policies:

     - Strong All Cap Value Fund/(2)/ (a series of Strong Equity Funds II, Inc./(1)/)
     - Strong Dow 30 Value Fund/(3)/ (a series of Strong Equity Funds,
       Inc./(1)/)
     - Strong Mid Cap Disciplined Fund/(2)/ (a series of Strong Equity Funds, Inc./(1)/)
     - Strong Multi Cap Value Fund/(2)/ (a series of Strong Equity Funds II, Inc./(1)/)
     - Strong Small Company Value Fund/(2)/ (a series of Strong Equity Funds II, Inc./(1)/)
     - Strong Strategic Value Fund/(2)/ (a series of Strong Equity Funds II, Inc./(1)/)
     - Strong Dividend Income Fund/(2)/ (a series of Strong Conservative Equity Funds, Inc./(1)/)

       /(1)/ An open-end management investment company registered under the
             Investment Company Act of 1940, as amended.
       /(2)/ Diversified Fund
       /(3)/ Non-diversified Fund

     During 2001, the Board of Directors of Strong Multi Cap Value Fund approved changing the Fund's fiscal year-end from September 30th to December 31st.

     Effective December 31, 2001, Strong Dividend Income Fund has implemented a multi-class structure whereby the Fund is authorized to offer two classes of shares: Investor Class and K Class. Shares outstanding prior to December 31, 2001 were designated as Investor Class shares.

     Strong All Cap Value Fund, Strong Small Company Value Fund and Strong Strategic Value Fund commenced operations on March 28, 2002.

2.   Significant Accounting Policies

     The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

     (A) Security Valuation -- Securities of the Funds are valued at fair value at the last sales price or the mean of the bid and asked prices when no last sales price is available. Securities for which market quotations are not readily available are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Directors. Securities which are purchased within 60 days of their stated maturity are valued at amortized cost, which approximates fair value.

          The Funds may own certain investment securities which are restricted as to resale or are deemed illiquid. These securities are valued after giving due consideration to pertinent factors, such as recent private sales, market conditions and the issuer's financial performance. The Funds generally bear the costs, if any, associated with the disposition of restricted and illiquid securities. The Funds held no restricted or illiquid securities at June 30, 2002.

     (B) Federal Income and Excise Taxes and Distributions to Shareholders -- The Funds intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders in a manner which results in no tax cost to the Funds. Therefore, no federal income or excise tax provision is recorded.

          Undistributed income or net realized gains for financial statement purposes may differ from federal income tax purposes due to differences in the timing recognition and characterization of income, expense and capital gain items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature. The Funds may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction.

          Each Fund generally pays dividends from net investment income and distributes any net capital gains that it realizes annually.

     (C) Realized Gains and Losses on Investment Transactions -- Investment security transactions are recorded as of the trade date. Gains or losses realized on investment transactions are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

     (D) Certain Investment Risks -- The Funds may utilize derivative instruments including options, futures and other instruments with similar characteristics to the extent that they are consistent with the Funds' investment objectives and limitations. The Funds intend to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices, foreign currencies or interest rates. The use of these instruments may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the instruments and the underlying securities, or that the counterparty will fail to perform its obligations.

--------------------------------------------------------------------------------

          Investments in foreign denominated assets or forward currency contracts may involve greater risks than domestic investments due to currency, political, economic, regulatory and market risks.

     (E) Futures -- Upon entering into a futures contract, the Funds pledge to the broker cash or other investments equal to the minimum "initial margin" requirements of the exchange. The Funds designate liquid securities as collateral on open futures contracts. The Funds also receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded as unrealized gains or losses. When the futures contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     (F) Options -- The Funds may write put or call options. Premiums received by the Funds upon writing put or call options are recorded as an asset with a corresponding liability which is subsequently adjusted to the current market value of the option. Changes between the initial premiums received and the current market value of the options are recorded as unrealized gains or losses. When an option expires, is exercised, or is closed, the Funds realize a gain or loss, and the liability is eliminated. The Funds continue to bear the risk of adverse movements in the price of the underlying asset during the period of the option, although any potential loss during the period would be reduced by the amount of the option premium received. The Funds designate liquid securities as collateral on open options contracts.

     (G) Foreign Currency Translation -- Investment securities and other assets and liabilities initially expressed in foreign currencies are converted daily to U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income are converted to U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses.

     (H) Forward Foreign Currency Exchange Contracts -- Forward foreign currency exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Funds record an exchange gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     (I) Repurchase Agreements -- The Funds may enter into repurchase agreements with institutions that the Funds' investment advisor, Strong Capital Management, Inc. ("the Advisor"), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost, which approximates fair value. The Funds require that the collateral, represented by securities (primarily U.S. Government securities), in a repurchase transaction be maintained in a segregated account with a custodian bank in a manner sufficient to enable the Funds to obtain those securities in the event of a default of the counterparty. On a daily basis, the Advisor monitors the value of the collateral, including accrued interest, to ensure it is at least equal to the amounts owed to the Funds under each repurchase agreement.

     (J) Directed Brokerage -- The Funds direct certain portfolio trades to brokers who, in turn, pay a portion of the funds' expenses.

     (K) Earnings Credit Arrangements -- Credits are earned on positive cash balances maintained in custodian accounts. These credits serve to reduce the custodian's fees incurred by certain Funds and are included in Expense Offsets reported in the Statements of Operations.

     (L) Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts in these financial statements. Actual results could differ from those estimates.

     (M) Other -- Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premiums and discounts. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

--------------------------------------------------------------------------------
June 30, 2002 (Unaudited)

3.   Related Party Transactions

     The Advisor, with whom certain officers and directors of the Funds are affiliated, provides investment advisory, administrative, shareholder recordkeeping and related services to the Funds. Investment advisory and administrative fees, which are established by terms of the advisory and administrative agreements, are based on the following annualized rates of the average daily net assets of the respective Fund:

                                                                 Administrative      Administrative
                                                                     Fees -              Fees -
                                              Advisory Fees      Investor Class         Class K
                                              Jan. 1, 2002-      Jan. 1, 2002-       Jan. 1, 2002-
                                              June 30, 2002      June 30, 2002       June 30, 2002
                                              -------------      --------------      --------------
     Strong All Cap Value Fund                  0.75%/(1)/           0.30%*                **
     Strong Dow 30 Value Fund                   0.55%                0.30%                 **
     Strong Mid Cap Disciplined Fund            0.75%/(1)/           0.30%                 **
     Strong Multi Cap Value Fund                0.75%                0.25%                 **
     Strong Small Company Value Fund            0.75%/(1)/           0.30%*                **
     Strong Strategic Value Fund                0.75%/(1)/           0.30%*                **
     Strong Dividend Income Fund                0.70%/(2)/           0.30%               0.25%

     * The investment advisory fee and administrative fee rates were in effect for the period April 1, 2002 to June 30, 2002.
     **   Does not offer share class.
     (1) The investment advisory fees are 0.75% for the first $4 billion, 0.725% for $4 to $6 billion, and 0.70% thereafter.
     (2) The advisory fees are 0.70% for the first $4 billion, 0.675% for $4 to $6 billion, and 0.65% thereafter.

     The Funds' Advisor may voluntarily waive or absorb certain expenses at its discretion. Shareholder recordkeeping and related service fees for the Investor Class are based on contractually established rates for each open and closed shareholder account. Shareholder recordkeeping and related service fees for the Class K shares are paid at an annual rate of 0.20% of the average daily net asset value of the class. The Advisor also allocates to each Fund certain charges or credits resulting from transfer agency banking activities based on each Fund's level of subscription and redemption activity. Charges allocated to the Funds by the Advisor, if any, are included in Other Expenses in the Funds' Statements of Operations, unless otherwise indicated. Credits allocated by the Advisor, if any, serve to reduce the shareholder servicing expenses incurred by the Funds and are included in Expense Offsets reported in the Statements of Operations. The Advisor is also compensated for certain other services related to costs incurred for reports to shareholders.

     W.H. Reaves & Co., Inc. ("Reaves") manages the investments of Strong Dividend Income Fund under an agreement with the Advisor. Reaves is compensated by the Advisor (not the Fund) and bears all of its own expenses in providing subadvisory services. The investment subadvisory fees are based on breakpoints ranging from net asset values of $260 million to $2.5 billion. The investment subadvisory fees are also subject to adjustment upward or downward depending on the Fund's performance measured against a benchmark. The benchmark is 90% of the performance of the Russell 1000 Value Index. The Fund's advisory fee rate will be adjusted to reflect the increase or decrease in subadvisory fees. In addition, Reaves directly effects purchases and sales of securities for the Fund. In conjunction therewith, brokerage commissions paid to Reaves by the Fund for the six months ended June 30, 2002, totaled $492,203.

     Strong All Cap Value Fund, Strong Small Company Value Fund and Strong Strategic Value Fund have entered into a distribution agreement with Strong Investments, Inc. (the "Distributor"), pursuant to Rule 12b-1 under the 1940 act, on behalf of each Fund. Under the agreement, the Distributor is paid an annual rate of 0.25% of the average daily net assets of each Fund as compensation for services provided and expenses incurred, including amounts paid to brokers or dealers, in connection with the sale of each Fund's shares. For the six months ended June 30, 2002, Strong All Cap Value Fund, Strong Small Company Value Fund and Strong Strategic Value Fund incurred 12b-1 fees $1,493, $3,581, and $545, respectively.

     The Funds may invest cash in money market funds sponsored and managed by the Advisor, subject to certain limitations. The terms of such transactions are identical to those of non-related entities.

--------------------------------------------------------------------------------

     Certain information regarding related party transactions, excluding the effects of waivers and absorptions, for the six months ended June 30, 2002, is as follows:

                                          Payable to/
                                       (Receivable from)   Shareholder Servicing   Transfer Agency   Unaffiliated
                                          Advisor at         and Other Expenses        Banking        Directors'
                                         June 30, 2002        Paid to Advisor          Charges           Fees
                                       -----------------   ---------------------   ---------------   ------------
     Strong All Cap Value Fund             $    235              $    (47)             $    8           $  691
     Strong Dow 30 Value Fund                35,714               179,005               1,109            1,789
     Strong Mid Cap Disciplined Fund         42,289               242,870               1,088            1,567
     Strong Multi Cap Value Fund            118,134               657,956               1,217            5,842
     Strong Small Company Value Fund            689                 4,131                  30               --
     Strong Strategic Value Fund                (38)                  306                  --               --
     Strong Dividend Income Fund             57,747               345,903               2,363            3,876

     The Advisor owns 18%, 51% and 100% of Strong All Cap Value Fund, Strong Strategic Value Fund, and Strong Dividend Income Fund Class K, respectively, at June 30, 2002.

4.   Expenses and Expense Offsets
     Class Specific Expenses:

                                     Administrative     Shareholder      Reports to    Transfer Agency   Brokerage
                                          Fees        Servicing Costs   Shareholders   Banking Charges     Fees
                                     --------------   ---------------   ------------   ---------------   ---------
     Strong Dividend Income Fund
        Investor Class                  $328,612          $345,709        $77,091           $2,363         $1,054
        Class K                              122                97            (10)              --             --

     Expense Offsets:

                                                   Expense Waivers   Directed    Earnings
                                                   and Absorptions   Brokerage   Credits
                                                   ---------------   ---------   --------
     Strong All Cap Value Fund                         $    --        $   400     $    9
     Strong Dow 30 Value Fund                               --            722        574
     Strong Mid Cap Disciplined Fund                        --          6,242      1,189
     Strong Multi Cap Value Fund                            --         18,260      2,240
     Strong Small Company Value Fund                        --            500          5
     Strong Strategic Value Fund                        10,741            140         --
     Strong Dividend Income Fund
        Fund Level                                          --             --        204
        Investor Class                                      --             --         --
        Class K                                             71             --         --

NOTES TO FINANCIAL STATEMENTS (continued)
-----------------------------------------------------------------------------------------------------------------------------------
June 30, 2002 (Unaudited)


5. Capital Share Transactions

                                                                                 Strong All Cap
                                                                                   Value Fund          Strong Dow 30 Value Fund
                                                                                 --------------    --------------------------------
                                                                                  Period Ended     Six Months Ended    Year Ended
                                                                                 June 30, 2002       June 30, 2002    Dec. 31, 2001
                                                                                 --------------    ----------------   -------------
                                                                                  (Unaudited)        (Unaudited)
                                                                                   (Note 1)
Capital Share Transactions of Each of
  the Funds Were as Follows:
  Proceeds from Shares Sold                                                        $3,346,465         $34,121,745       $53,144,205
  Proceeds from Reinvestment of Distributions                                              --                  --           546,713
  Payment for Shares Redeemed                                                        (575,369)        (40,003,338)      (95,611,697)
                                                                                   ----------         -----------       -----------
  Net Increase (Decrease) in Net Assets from
    Capital Share Transactions                                                     $2,771,096        ($ 5,881,593)     ($41,920,779)
                                                                                   ==========         ===========       ===========
Transactions in Shares of Each of the
  Funds Were as Follows:
    Sold                                                                              338,492           2,686,243         4,188,104
    Issued in Reinvestment of Distributions                                                --                  --            43,493
    Redeemed                                                                          (61,141)         (3,170,666)       (7,398,688)
                                                                                      -------           ---------         ---------
Net Increase (Decrease) in Shares of the Fund                                         277,351            (484,423)       (3,167,091)
                                                                                      =======           =========         =========


                                                 Strong Mid Cap Disciplined Fund               Strong Multi Cap Value Fund
                                                 -------------------------------  -------------------------------------------------
                                                 Six Months Ended    Year Ended    Six Months Ended  Period Ended      Year Ended
                                                   June 30, 2002    Dec. 31, 2001    June 30, 2002   Dec. 31, 2001   Sept. 30, 2001
                                                 ----------------   ------------   ---------------   --------------   -------------
                                                    (Unaudited)                      (Unaudited)        (Note 1)
Capital Share Transactions of Each of
  the Funds Were as Follows:
  Proceeds from Shares Sold                        $170,655,590     $100,907,317     $60,365,079       $20,682,407     $102,835,747
  Proceeds from Reinvestment of Distributions                --           17,888              --           103,960               --
  Payment for Shares Redeemed                       (63,563,973)     (35,557,772)    (92,607,472)      (21,446,755)    (154,435,741)
                                                   ------------     ------------     -----------       -----------     ------------
  Net Increase (Decrease) in Net Assets from
    Capital Share Transactions                     $107,091,617     $ 65,367,433    ($32,242,393)     ($   660,388)   ($ 51,599,994)
                                                   ============     ============     ===========       ===========     ============
Transactions in Shares of Each of the
  Funds Were as Follows:
  Sold                                                9,466,211        6,459,553       1,138,216           426,067        1,942,593
  Issued in Reinvestment of Distributions                    --            1,062              --             1,971               --
  Redeemed                                           (3,594,077)      (2,349,007)     (1,766,367)         (438,445)      (2,959,093)
                                                      ---------        ---------       ---------           -------        ---------
Net Increase (Decrease) in Shares of the Fund         5,872,134        4,111,608        (628,151)          (10,407)      (1,016,500)
                                                      =========        =========       =========           =======        =========

--------------------------------------------------------------------------------

                                                    Strong Small
                                                       Company           Strong Strategic
                                                     Value Fund             Value Fund
                                                    -------------        ----------------
                                                    Period Ended           Period Ended
                                                    June 30, 2002          June 30, 2002
                                                    -------------        ----------------
                                                     (Unaudited)            (Unaudited)
                                                       (Note 1)               (Note 1)
Capital Share Transactions of Each of
  the Funds Were as Follows:
  Proceeds from Shares Sold                          $9,252,027             $1,022,625
  Proceeds from Reinvestment of Distributions                --                     --
  Payment for Shares Redeemed                        (2,030,757)               (49,855)
                                                     ----------             ----------
  Net Increase in Net Assets from
    Capital Share Transactions                       $7,221,270             $  972,770
                                                     ----------             ----------
Transactions in Shares of Each of the
  Funds Were as Follows:
  Sold                                                  927,049                102,943
  Issued in Reinvestment of Distributions                    --                     --
  Redeemed                                             (208,368)                (5,190)
                                                        -------                -------
Net Increase in Shares of the Fund                      718,681                 97,753
                                                        =======                =======

--------------------------------------------------------------------------------
June 30, 2002 (Unaudited)

                                                              Strong Dividend Income Fund
                                                           ---------------------------------
                                                           Six Months Ended     Year Ended
                                                             June 30, 2002     Dec. 31, 2001
                                                           ----------------   --------------
                                                              (Unaudited)
                                                                (Note 1)
Capital Share Transactions of Each Class of
  Shares of the Funds Were as Follows:

INVESTOR CLASS
  Proceeds from Shares Sold                                   $24,517,764      $120,747,594
  Proceeds from Reinvestment of Distributions                   4,395,117         5,481,260
  Payment for Shares Redeemed                                 (43,184,199)     (149,290,018)
                                                              -----------      ------------
  Net Decrease in Net Assets from
    Capital Share Transactions                                (14,271,318)      (23,061,164)

CLASS K
  Proceeds from Shares Sold                                       100,035                --
  Proceeds from Reinvestment of Distributions                       2,355                --
  Payment for Shares Redeemed                                          --                --
                                                              -----------      ------------
  Net Increase in Net Assets from
    Capital Share Transactions                                    102,390                --
                                                              -----------      ------------
Net Decrease in Net Assets from
  Capital Share Transactions                                 ($14,168,928)    ($ 23,061,164)
                                                              ===========      ============

Transactions in Shares of Each Class of
  the Funds Were as Follows:

INVESTOR CLASS
  Sold                                                          1,626,788         7,319,733
  Issued in Reinvestment of Distributions                         288,751           348,266
  Redeemed                                                     (2,906,878)       (9,272,573)
                                                              -----------      ------------
  Net Decrease in Shares                                         (991,339)       (1,604,574)

CLASS K
  Sold                                                              6,582                --
  Issued in Reinvestment of Distributions                             157                --
  Redeemed                                                             --                --
                                                              -----------      ------------
  Net Increase in Shares                                            6,739                --
                                                              -----------      ------------
Net Decrease in Shares of the Fund                               (984,600)       (1,604,574)
                                                              ===========      ============

6.   Investments in Affiliates
     Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund's holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer, and any other Strong Fund. A summary of transactions in the securities of these issuers during the six months ended June 30, 2002 is as follows:

                                                                                                                        Investment
                                     Balance of          Gross          Gross Sales      Balance of         Value         Income
                                    Shares Held        Purchases            and          Shares Held       June 30,   Jan. 1, 2002 -
                                    Jan. 1, 2002     and Additions      Reductions      June 30, 2002       2002       June 30, 2002
                                    ------------     -------------     ------------     -------------     --------    --------------
Strong Multi Cap Value Fund
---------------------------
Strong Heritage Money Fund -
  Institutional Class                    --            10,000,000      (10,000,000)           --             --           $29,292

--------------------------------------------------------------------------------

7.   Line of Credit
     The Strong Funds have established a line of credit agreement ("LOC") with certain financial institutions, which expires October 11, 2002, to be used for temporary or emergency purposes, primarily for financing redemption payments. Combined borrowings among all participating Strong Funds are subject to a $400 million cap on the total LOC. For an individual Fund, borrowings under the LOC are limited to either the lesser of 15% of the market value of the Fund's total assets or any explicit borrowing limits in the Fund's prospectus. Principal and interest on each borrowing under the LOC are due not more than 60 days after the date of the borrowing. Borrowings under the LOC bear interest based on prevailing market rates as defined in the LOC. A commitment fee of 0.09% per annum is incurred on the unused portion of the LOC and is allocated to all participating Strong Funds. There were minimal borrowings under the LOC during the period. At June 30, 2002, there were no borrowings by the Funds outstanding under the LOC.

8.   Investment Transactions
     The aggregate purchases and sales of long-term securities during the six months ended June 30, 2002, were as follows:

                                                     Purchases         Sales
                                                    ------------    ------------
     Strong All Cap Value Fund*                     $  3,196,268    $    505,097
     Strong Dow 30 Value Fund                         36,390,842      43,630,276
     Strong Mid Cap Disciplined Fund                 343,064,029     240,200,142
     Strong Multi Cap Value Fund                     115,488,094     124,476,577
     Strong Small Company Value Fund*                 10,644,320       3,903,954
     Strong Strategic Value Fund*                      1,215,458         285,889
     Strong Dividend Income Fund                     164,437,355     149,984,152

     * For the period April 1 to June 30, 2002.

     There were no purchases or sales of long-term U.S. government securities during the six months ended June 30, 2002.

9.   Income Tax Information
     The following information for the Funds is presented on an income tax basis as of June 30, 2002:

                                                                                            Net Unrealized
                                                               Gross          Gross         Appreciation/
                                             Cost of         Unrealized     Unrealized      (Depreciation)
                                           Investments      Appreciation   Depreciation     on Investments
                                           ------------     ------------   ------------     --------------
     Strong All Cap Value Fund             $  2,815,616     $    45,285    $    360,479     ($   315,194)
     Strong Dow 30 Value Fund                98,809,464       3,448,106       8,462,212       (5,014,106)
     Strong Mid Cap Disciplined Fund        180,357,379      11,048,709       6,961,178        4,087,531
     Strong Multi Cap Value Fund            382,599,512      18,798,067      98,157,806      (79,359,739)
     Strong Small Company Value Fund          6,435,379         349,931         365,555          (15,624)
     Strong Strategic Value Fund                899,035          13,992          67,531          (53,539)
     Strong Dividend Income Fund            195,623,040      18,158,202      14,393,915        3,764,287

     The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses on security transactions.

     The capital loss carryovers (expiring in varying amounts through 2009) as of December 31, 2001, and tax basis post-October losses as of December 31, 2001, which are not recognized for tax purposes until the first day of the following fiscal year are:

                                                   Net Capital
                                                      Loss          Post-October
                                                   Carryovers          Losses
                                                   -----------      ------------
     Strong All Cap Value Fund                     $        --        $     --
     Strong Dow 30 Value Fund                        3,039,532         583,860
     Strong Mid Cap Disciplined Fund                        --              --
     Strong Multi Cap Value Fund                    49,582,149              --
     Strong Small Company Value Fund                        --              --
     Strong Strategic Value Fund                            --              --
     Strong Dividend Income Fund                            --              --

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

STRONG ALL CAP VALUE FUND

---------------------------------------------------------------------------------
                                                                     Period Ended
                                                                     ------------
                                                                        June 30,
Selected Per-Share Data/(a)/                                            2002/(b)/
---------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                    $10.00
Income From Investment Operations:
  Net Investment Loss                                                    (0.02)
  Net Realized and Unrealized Losses on Investments                      (1.05)
---------------------------------------------------------------------------------
  Total from Investment Operations                                       (1.07)
Less Distributions:
  From Net Investment Income                                                --
---------------------------------------------------------------------------------
  Total Distributions                                                       --
---------------------------------------------------------------------------------
Net Asset Value, End of Period                                          $ 8.93
=================================================================================
Ratios and Supplemental Data
---------------------------------------------------------------------------------
  Total Return                                                          -10.7%
  Net Assets, End of Period (In Millions)                                   $2
  Ratio of Expenses to Average Net Assets Before Expense Offsets          2.1%*
  Ratio of Expenses to Average Net Assets                                 2.0%*
  Ratio of Net Investment Loss to Average Net Assets                     (1.0%)*
  Portfolio Turnover Rate                                                26.9%


STRONG DOW 30 VALUE FUND

-----------------------------------------------------------------------------------------------------------------------
                                                                                      Period Ended
                                                                 ------------------------------------------------------
                                                                  June 30,   Dec. 31,   Dec. 31,   Dec. 31,   Dec. 31,
Selected Per-Share Data/(a)/                                      2002/(c)/    2001       2000       1999       1998
-----------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                               $12.44     $13.49     $14.22     $11.43     $10.00
Income From Investment Operations:
   Net Investment Income                                             0.05       0.07       0.06       0.05       0.18
   Net Realized and Unrealized Gains (Losses) on Investments        (0.92)     (1.05)     (0.73)      2.79       1.43
-----------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                                 (0.87)     (0.98)     (0.67)      2.84       1.61
Less Distributions:
   From Net Investment Income                                          --      (0.07)     (0.06)     (0.05)     (0.18)
-----------------------------------------------------------------------------------------------------------------------
   Total Distributions                                                 --      (0.07)     (0.06)     (0.05)     (0.18)
-----------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                     $11.57     $12.44     $13.49     $14.22     $11.43
=======================================================================================================================
Ratios and Supplemental Data
-----------------------------------------------------------------------------------------------------------------------
   Total Return                                                     -7.0%      -7.3%      -4.8%     +24.9%     +16.1%
   Net Assets, End of Period (In Millions)                            $95       $108       $160       $114        $28
   Ratio of Expenses to Average Net Assets Before Expense Offsets    1.3%*      1.3%       1.2%       1.1%       2.0%
   Ratio of Expenses to Average Net Assets                           1.3%*      1.3%       1.2%       1.1%       0.1%
   Ratio of Net Investment Income to Average Net Assets              0.8%*      0.5%       0.5%       0.6%       2.1%
   Portfolio Turnover Rate                                          37.0%     110.6%      87.1%      64.8%      45.7%

  *  Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) For the period March 28, 2002 (inception) to June 30, 2002 (unaudited) (Note 1).
(c)  For the six months ended June 30, 2002 (unaudited).

                       See Notes to Financial Statements.


FINANCIAL HIGHLIGHTS (continued)
--------------------------------------------------------------------------------
STRONG MID CAP DISCIPLINED FUND
---------------------------------------------------------------------------------------------------------------------------


                                                                                           Period Ended
                                                                      -----------------------------------------------------
                                                                       June 30,        Dec. 31,       Dec. 31,     Dec. 31,
Selected Per-Share Data/(a)/                                           2002/(b)/         2001           2000         1999
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                  $17.42         $15.50         $13.52          $10.00

Income From Investment Operations:
  Net Investment Loss                                                   0.00/(c)/     (0.02)         (0.00)/(c)/     (0.10)
  Net Realized and Unrealized Gains (Losses) on Investments            (0.42)          1.94           3.00            3.62
---------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                                     (0.42)          1.92           3.00            3.52

Less Distributions:
  From Net Investment Income                                              --             --          (0.06)             --
  From Net Realized Gains                                                 --          (0.00)/(c)/    (0.96)             --
---------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                                     --          (0.00)/(c)/    (1.02)             --
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                        $17.00         $17.42         $15.50          $13.52
===========================================================================================================================
Ratios and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
  Total Return                                                         -2.4%         +12.4%         +22.8%          +35.2%
  Net Assets, End of Period (In Millions)                               $190            $92            $18              $6
  Ratio of Expenses to Average Net Assets Before Expense Offsets        1.4%*          1.5%           1.9%            2.0%
  Ratio of Expenses to Average Net Assets                               1.4%*          1.5%           1.9%            2.0%
  Ratio of Net Investment Income (Loss) to Average Net Assets           0.0%*/(c)/    (0.2%)         (0.1%)          (0.9%)
  Portfolio Turnover Rate                                             167.0%         647.6%         300.6%          245.7%


STRONG MULTI CAP VALUE FUND
------------------------------------------------------------------------------------------------------------------------------------
                                                                                     Period Ended
                                                   ---------------------------------------------------------------------------------
                                                   June 30,   Dec. 31,    Sept. 30,    Sept. 30,       Sept. 30, Sept. 30, Sept. 30,
Selected Per-Share Data/(a)/                       2002/(b)/  2001/(d)/   2001/(e)/      2000            1999      1998      1997
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                $52.60     $45.71    $51.89        $46.10           $49.85    $67.29    $47.28

Income From Investment Operations:
  Net Investment Income (Loss)                       (0.13)     (0.05)     0.02         (0.00)/(c)(f)/    0.44      0.40      0.39
  Net Realized and Unrealized Gains (Losses) on
   Investments                                       (2.78)      6.96     (6.20)         6.29            (3.83)   (15.81)    21.48
------------------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                   (2.91)      6.91     (6.18)         6.29            (3.39)   (15.41)    21.87

Less Distributions:
  From Net Investment Income                            --      (0.02)       --         (0.50)           (0.36)    (0.59)    (0.43)
  From Net Realized Gains                               --         --        --            --               --     (1.44)    (1.43)
------------------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                   --      (0.02)       --         (0.50)           (0.36)    (2.03)    (1.86)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                      $49.69     $52.60    $45.71        $51.89           $46.10    $49.85    $67.29
====================================================================================================================================
Ratios and Supplemental Data
------------------------------------------------------------------------------------------------------------------------------------
  Total Return                                       -5.5%     +15.1%    -11.9%        +13.7%            -6.9%    -23.5%    +47.5%
  Net Assets, End of Period (In Millions)             $303       $353      $308          $402             $659    $1,428    $1,318
  Ratio of Expenses to Average Net Assets Before
   Expense Offsets                                    1.6%*      1.5%*     1.6%          1.5%             1.4%      1.2%      1.2%
  Ratio of Expenses to Average Net Assets             1.6%*      1.5%*     1.6%          1.5%             1.4%      1.2%      1.2%
  Ratio of Net Investment Income (Loss) to Average
   Net Assets                                        (0.5%)     (0.1%)*   (0.0%)/(c)/   (0.0%)/(c)/       0.6%      0.7%      0.8%
  Portfolio Turnover Rate                            35.9%      18.1%     58.1%         52.2%            67.1%     39.0%     22.5%

  *  Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)  For the six months ended June 30, 2002 (unaudited).
(c)  Amount calculated is less than $0.005 or 0.05%.
(d)  In 2001, the Fund changed its fiscal year-end from September to December.
(e) Effective May 14, 2001 Strong Capital Management, Inc. assumed the investment advisory responsibilities from Strong Schafer Capital Management, LLC.
(f) Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the period.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

STRONG SMALL COMPANY VALUE FUND
-------------------------------------------------------------------------------

                                                                   Period Ended
                                                                   ------------
                                                                     June 30,
Selected Per-Share Data/(a)/                                         2002/(b)/
-------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                  $10.00

Income From Investment Operations:
  Net Investment Loss                                                  (0.02)
  Net Realized and Unrealized Loss on Investments                      (0.41)
-------------------------------------------------------------------------------
  Total from Investment Operations                                     (0.43)

Less Distributions:
  From Net Investment Income                                              --
-------------------------------------------------------------------------------
  Total Distributions                                                     --
-------------------------------------------------------------------------------
Net Asset Value, End of Period                                        $ 9.57
===============================================================================
Ratios and Supplemental Data
-------------------------------------------------------------------------------
  Total Return                                                         -4.3%
  Net Assets, End of Period (In Millions)                                 $7
  Ratio of Expenses to Average Net Assets Before Expense Offsets        2.0%*
  Ratio of Expenses to Average Net Assets                               2.0%*
  Ratio of Net Investment Loss to Average Net Assets                   (1.0%)*
  Portfolio Turnover Rate                                              81.9%

STRONG STRATEGIC VALUE FUND
-------------------------------------------------------------------------------

                                                                   Period Ended
                                                                   ------------
                                                                     June 30,
Selected Per-Share Data/(a)/                                         2002/(b)/
-------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                  $10.00

Income From Investment Operations:
  Net Investment Income                                                 0.01
  Net Realized and Unrealized Loss on Investments                      (0.93)
-------------------------------------------------------------------------------
  Total from Investment Operations                                     (0.92)

Less Distributions:
  From Net Investment Income                                              --
-------------------------------------------------------------------------------
  Total Distributions                                                     --
-------------------------------------------------------------------------------
Net Asset Value, End of Period                                        $ 9.08
===============================================================================
Ratios and Supplemental Data
-------------------------------------------------------------------------------
  Total Return                                                         -9.2%
  Net Assets, End of Period (In Millions)                                 $1
  Ratio of Expenses to Average Net Assets Before Expense Offsets        6.7%*
  Ratio of Expenses to Average Net Assets                               1.6%*
  Ratio of Net Investment Income to Average Net Assets                  0.3%*
  Portfolio Turnover Rate                                              37.5%

  *  Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) For the period March 28, 2002 (inception) to June 30, 2002 (unaudited) (Note 1).

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STRONG DIVIDEND INCOME FUND -- INVESTOR CLASS
--------------------------------------------------------------------------------

                                                                                    Period Ended
                                                   ---------------------------------------------------------------------------------
                                                     June 30,   Dec. 31,    Dec. 31,    Oct. 31,   Oct. 31,    Oct. 31,     Oct. 31,
Selected Per-Share Data/(a)/                        2002/(b)/     2001      2000/(c)/     2000       1999        1998         1997
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                $15.19      $17.49      $17.31      $17.18     $16.31      $13.97       $12.64

Income From Investment Operations:
   Net Investment Income                              0.06        0.35        0.07        0.37       0.37        0.35        0.40
   Net Realized and Unrealized Gains (Losses) on
      Investments                                    (1.06)      (2.30)       1.01        1.88       1.52        3.12        1.98
------------------------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                  (1.00)      (1.95)       1.08        2.25       1.89        3.47        2.38

Less Distributions:
   From Net Investment Income                        (0.06)      (0.35)      (0.08)      (0.36)     (0.41)      (0.37)      (0.38)
   From Net Realized Gains                           (0.25)         --       (0.82)      (1.76)     (0.61)      (0.76)      (0.67)
------------------------------------------------------------------------------------------------------------------------------------
   Total Distributions                               (0.31)      (0.35)      (0.90)      (2.12)     (1.02)      (1.13)      (1.05)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                      $13.88      $15.19      $17.49      $17.31     $17.18      $16.31      $13.97
====================================================================================================================================
Ratios and Supplemental Data
------------------------------------------------------------------------------------------------------------------------------------
   Total Return                                      -6.7%      -11.2%       +6.6%      +15.4%     +11.8%      +25.7%      +19.7%
   Net Assets, End of Period (In Millions)            $201        $234        $298        $260       $245        $214        $135
   Ratio of Expenses to Average Net Assets Before     1.4%*       1.1%        1.0%*       1.0%       1.0%        1.0%        1.1%
      Expense Offsets
   Ratio of Expenses to Average Net Assets            1.4%*       1.1%        1.0%*       1.0%       1.0%        1.0%        1.1%
   Ratio of Net Investment Income to Average Net      0.8%*       2.1%        2.5%*       2.3%       2.2%        2.4%        3.0%
      Assets
   Portfolio Turnover Rate/(d)/                      70.6%       76.9%        7.0%      106.8%      74.9%       69.0%       61.9%




STRONG DIVIDEND INCOME FUND -- CLASS K
-----------------------------------------------------------------

                                                     Period Ended
                                                       June 30,
Selected Per-Share Data/(a)/                           2002/(e)/
-----------------------------------------------------------------
Net Asset Value, Beginning of Period                  $15.19

Income From Investment Operations:
   Net Investment Income                                0.09
   Net Realized and Unrealized Losses on Investments   (1.06)
-----------------------------------------------------------------
   Total from Investment Operations                    (0.97)

Less Distributions:
   From Net Investment Income                          (0.10)
   From Net Realized Gains                             (0.25)
-----------------------------------------------------------------
   Total Distributions                                 (0.35)
-----------------------------------------------------------------
Net Asset Value, End of Period                        $13.87
=================================================================
Ratios and Supplemental Data
-----------------------------------------------------------------
   Total Return                                        -6.5%
   Net Assets, End of Period (In Millions)                $0/(f)/
   Ratio of Expenses to Average Net Assets
      Before Expense Offsets                            1.2%*
   Ratio of Expenses to Average Net Assets              1.0%*
   Ratio of Net Investment Income to Average
      Net Assets                                        1.3%*
   Portfolio Turnover Rate/(d)/                        70.6%




     * Calculated on an annualized basis.
   (a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
   (b) For the six months ended June 30, 2002 (unaudited).
   (c) In 2000, the Fund changed its fiscal year-end from October to December.
   (d) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
   (e) For the period December 31, 2001 (inception) to June 30, 2002 (unaudited) (Note 1).
   (f) Amount is less than $500,000.


                       See Notes to Financial Statements.
                                                                              47

DIRECTORS AND OFFICERS
--------------------------------------------------------------------------------


Richard S. Strong (indicated below by an asterisk*) is deemed an "interested person" of the Fund as defined in the 1940 Act because of his controlling ownership in Strong Capital Management, Inc.'s ("Advisor") parent company, Strong Financial Corporation. Each officer and director holds the same position with the 27 registered open-end management investment companies consisting of 66 mutual funds ("Strong Funds").

*Richard S. Strong (DOB 5-12-42), Director of the Strong Funds since
 September 1981 and Chairman of the Board of the Strong Funds since October
 1991.
     Mr. Strong has been a Director of the Advisor since September 1981, Chairman of the Advisor since October 1991, and Chief Investment Officer of the Advisor since January 1996. Since August 1985, Mr. Strong has been a Security Analyst and Portfolio Manager of the Advisor. Prior to August 1985, Mr. Strong was Chief Executive Officer of the Advisor, which he founded in 1974. Mr. Strong has been in the investment management business since 1967.


Willie D. Davis (DOB 7-24-34), Director of the Strong Funds since July 1994.
     Mr. Davis has been Director of Wisconsin Energy Corporation since 2000, Metro-Goldwyn-Mayer, Inc. (an entertainment company) since 1998, Bassett Furniture Industries, Inc. since 1997, Checker's Drive-In Restaurants, Inc. (formerly Rally's Hamburgers, Inc.) since 1994, Johnson Controls, Inc. (an industrial company) since 1992, MGM Mirage (formerly MGM Grand, Inc., an entertainment/hotel company) since 1990, Dow Chemical Company since 1988, Kmart Corporation (a discount consumer products company) since 1985, Sara Lee Corporation (a food/consumer products company) since 1983, and Alliance Bank since 1980. Mr. Davis has been a trustee of the University of Chicago since 1980 and Marquette University since 1988. Since 1977, Mr. Davis has been President and Chief Executive Officer of All Pro Broadcasting, Inc. Mr. Davis was a Director of WICOR, Inc. (a utility company) from 1990 to 2000 and the Fireman's Fund (an insurance company) from 1975 to 1990.


Gordon B. Greer (DOB 2-17-32), Director of the Strong Funds since March 2002.
     Mr. Greer was Of Counsel for Bingham Dana LLP ("Bingham Dana"), a law firm, from 1997 to February 2002. From 1967 to 1997, Mr. Greer served as a Partner of Bingham Dana. On behalf of Bingham Dana, Mr. Greer provided representation to the Independent Directors of the Strong Funds from 1991 to February 2002. Bingham Dana has provided representation to the Independent Directors of the Strong Funds since 1991.

Stanley Kritzik (DOB 1-9-30), Director of the Strong Funds since January 1995 and Chairman of the Audit Committee of the Strong Funds since July 2000.
     Mr. Kritzik has been a Partner of Metropolitan Associates since 1962, a Director of Aurora Health Care since 1987 and of Wisconsin Health Information Network since November 1997, and a member of the Board of Governors of the Snowmass Village Resort Association since October 1999. He was a Director of Health Network Ventures, Inc. from 1992 to April 2000.

Neal Malicky (DOB 9-14-34), Director of the Strong Funds since December 1999.
     Mr. Malicky has been President Emeritus of Baldwin-Wallace College since July 2000. Mr. Malicky has been a Director of Aspire Learning Corporation since June 2000. He was a Trustee of Southwest Community Health Systems, Cleveland Scholarship Program, and The National Conference for Community and Justice until 2001. He has been President of the Reserve Homeowners Association. From July 1999 to June 2000, he served as Chancellor of Baldwin-Wallace College. From July 1981 to June 1999, he served as President of Baldwin-Wallace College. He was also the President of the National Association of Schools and Colleges of the United Methodist Church, Chairperson of the Association of Independent Colleges and Universities of Ohio, and Secretary of the National Association of Independent Colleges and Universities until 2001.

William F. Vogt (DOB 7-19-47), Director and Chairman of the Independent Directors Committee of the Strong Funds since January 1995.
     Mr. Vogt has been the Senior Vice President of IDX Systems Corporation since June 2001 and was President of Vogt Management Consulting, Inc. from 1990 to June 2001. From 1982 until 1990, he served as Executive Director of University Physicians of the University of Colorado. Mr. Vogt was also a President of the Medical Group Management Association -- Western Section and a Fellow of the American College of Medical Practice Executives.

--------------------------------------------------------------------------------

Susan A. Hollister (DOB 7-8-68), Vice President and Assistant Secretary of the Strong Funds since July 2000.
     Ms. Hollister has been Associate Counsel of the Advisor since July 1999. From April 2001 to December 2001, Ms. Hollister was Assistant Executive Vice President of the Advisor. From August 2000 to December 2001, Ms. Hollister was Assistant Secretary of the Advisor. From August 2000 to April 2001, Ms. Hollister was Vice President of the Advisor. From August 1996 to May 1999, Ms. Hollister completed a Juris Doctor at the University of Wisconsin Law School. From December 1993 to August 1996, Ms. Hollister was Deposit Operations Supervisor for First Federal Savings Bank, La Crosse - Madison.


Richard W. Smirl (DOB 4-18-67), Vice President of the Strong Funds since February 2002 and Secretary of the Strong Funds since November 2001.
     Mr. Smirl has been Assistant Executive Vice President and Assistant Secretary of the Advisor since December 2001 and Senior Counsel of the Advisor since July 2000. Mr. Smirl has been General Counsel of Strong Investments, Inc. ("Distributor") since November 2001 and Vice President, Secretary, and Chief Compliance Officer of the Distributor since July 2000. From July 2000 to November 2001, Mr. Smirl was Lead Counsel of the Distributor. From September 1999 to July 2000, Mr. Smirl was a partner at Keesal, Young & Logan, P.C. (a law firm). From September 1992 to September 1999, Mr. Smirl was an associate of Keesal, Young & Logan, P.C.


Gilbert L. Southwell III (DOB 4-13-54), Assistant Secretary of the Strong Funds since July 2001.
     Mr. Southwell has been Associate Counsel of the Advisor since April 2001. From October 1999 to March 2001, Mr. Southwell was a partner at Michael, Best & Friedrich, LLP (a Milwaukee law firm). From November 1984 to September 1999, Mr. Southwell was Assistant General Counsel of Firstar Bank, National Association, and/or certain of its subsidiaries.


Dennis A. Wallestad (DOB 11-3-62), Vice President of the Strong Funds since October 1999.
     Mr. Wallestad has been Assistant Executive Vice President of the Advisor since April 2001 and Director of Finance and Operations of the Advisor since November 1999. From November 1999 to April 2001, Mr. Wallestad was Senior Vice President of the Advisor. From February 1999 to November 1999, he was an operations officer in the Retirement Planning Services Division of the Advisor. From April 1997 to February 1999, Mr. Wallestad was the Chief Financial Officer of The Ziegler Companies, Inc. (a registered broker-dealer). From November 1996 to April 1997, Mr. Wallestad was the Chief Administrative Officer of Calamos Asset Management, Inc. From July 1994 to November 1996, Mr. Wallestad was Chief Financial Officer for Firstar Trust and Investments Group. From September 1991 to June 1994 and from September 1985 to August 1989, Mr. Wallestad was an Audit Manager for Arthur Andersen LLP in Milwaukee. Mr. Wallestad completed a master's of accountancy degree from the University of Oklahoma from September 1989 to August 1991.


John W. Widmer (DOB 1-19-65), Treasurer of the Strong Funds since April 1999.
     Mr. Widmer has been Treasurer of the Advisor since April 1999. From May 1997 to April 1999, Mr. Widmer was the Manager of the Financial Management and Sales Reporting Systems department of the Advisor. From May 1992 to May 1997, Mr. Widmer was an Accounting and Business Advisory Manager in the Milwaukee office of Arthur Andersen LLP. From June 1987 to May 1992, Mr. Widmer was an accountant at Arthur Andersen LLP.


Thomas M. Zoeller (DOB 2-21-64), Vice President of the Strong Funds since October 1999.
     Mr. Zoeller has been Secretary of the Advisor since December 2001, Executive Vice President of the Advisor since April 2001, Chief Financial Officer of the Advisor since February 1998, and a member of the Office of the Chief Executive since November 1998. From February 1998 to April 2001, Mr. Zoeller was Senior Vice President of the Advisor. From October 1991 to February 1998, Mr. Zoeller was the Treasurer and Controller of the Advisor, and from August 1991 to October 1991, he was the Controller. From August 1989 to August 1991, Mr. Zoeller was the Assistant Controller of the Advisor. From September 1986 to August 1989, Mr. Zoeller was a Senior Accountant at Arthur Andersen LLP.


     Except for Messrs. Davis, Kritzik, Vogt, and Malicky, the address of all of the above persons is P.O. Box 2936, Milwaukee, WI 53201. Mr. Davis' address is 161 North La Brea, Inglewood, CA 90301. Mr. Kritzik's address is 1123 North Astor Street, Milwaukee, WI 53202. Mr. Vogt's address is P.O. Box 7657, Avon, CO 81620. Mr. Malicky's address is 4608 Turnberry Drive, Lawrence, KS 66047.


     The statement of additional information contains additional information about fund directors and officers and is available without charge, upon request, by calling 1-800-368-3863.

Directors

    Richard S. Strong
    Willie D. Davis
    Gordon B. Greer
    Stanley Kritzik
    Neal Malicky
    William F. Vogt


Officers

    Richard S. Strong, Chairman of the Board
    Dennis A. Wallestad, Vice President
    Thomas M. Zoeller, Vice President
    Richard W. Smirl, Secretary
    Susan A. Hollister, Vice President and Assistant Secretary
    Gilbert L. Southwell III, Assistant Secretary
    John W. Widmer, Treasurer

Investment Advisor

    Strong Capital Management, Inc.
    P.O. Box 2936, Milwaukee, Wisconsin 53201


Distributor

    Strong Investments, Inc.
    P.O. Box 2936, Milwaukee, Wisconsin 53201


Custodian

    State Street Bank and Trust Company
    801 Pennsylvania Avenue, Kansas City, Missouri 64105


Transfer Agent and Dividend-Disbursing Agent

    Strong Investor Services, Inc.
    P.O. Box 2936, Milwaukee, Wisconsin 53201


Independent Accountants

    PricewaterhouseCoopers LLP
    100 East Wisconsin Avenue, Milwaukee, Wisconsin 53202


Legal Counsel

    Godfrey & Kahn, S.C.
    780 North Water Street, Milwaukee, Wisconsin 53202

[STRONG LOGO]











Strong Investments
P.O. Box 2936 | Milwaukee, WI 53201
www.Strong.com





To order a free prospectus kit, call
1-800-368-1030

To learn more about our funds, discuss an existing account, or conduct a transaction, call
1-800-368-3863


If you are a Financial Professional, call
1-800-368-1683


Visit our web site at
www.Strong.com



















This report does not constitute an offer for the sale of securities. Strong Funds are offered for sale by prospectus only. Securities are offered through Strong Investments, Inc. RT25400-0602


                                                                SVLU/WH3295 0602